UNITED STATES COMMODITY FUNDS LLC
Sponsor of the United States Copper Index Fund

March 28, 2014

Dear United States Copper Index Fund Investor,

Enclosed with this letter is your copy of the 2013 financial statements for the United States Copper Index Fund (ticker symbol “CPER”), a series of the United States Commodity Index Funds Trust (the “Trust”). The United States Commodity Index Fund (“USCI”), the United States Agriculture Index Fund (“USAG”) and the United States Metals Index Fund (“USMI”), three additional series of the Trust, are also included in these statements. We have mailed this statement to all investors in CPER who held shares as of December 31, 2013 to satisfy our annual reporting requirement under federal commodities laws. In addition, we have enclosed a copy of the current CPER Privacy Policy. Additional information concerning CPER’s 2013 results may be found by referring to CPER’s Annual Report on Form 10-K (the “Form 10-K”), which has been filed with the U.S. Securities and Exchange Commission (the “SEC”). You may obtain a copy of the Form 10-K by going to the SEC’s website at www.sec.gov, or by going to CPER’s own website at www.unitedstatescopperindexfund.com. You may also call CPER at 1-800-920-0259 to speak to a representative and request additional material, including a current CPER Prospectus.

United States Commodity Funds LLC is the sponsor of CPER. United States Commodity Funds LLC is also the general partner or sponsor and manager of several other commodity based exchange traded security funds. These other funds are referred to in the attached financial statements and include:

United States Oil Fund, LP	(ticker symbol: USO)	United States 12 Month Natural Gas Fund, LP	(ticker symbol: UNL)
United States Natural Gas Fund, LP	(ticker symbol: UNG)	United States Brent Oil Fund, LP	(ticker symbol: BNO)
United States 12 Month Oil Fund, LP	(ticker symbol: USL)	United States Commodity Index Fund	(ticker symbol: USCI)
United States Gasoline Fund, LP	(ticker symbol: UGA)	United States Agriculture Index Fund	(ticker symbol: USAG)
United States Diesel-Heating Oil Fund, LP	(ticker symbol: UHN)	United States Metals Index Fund	(ticker symbol: USMI)
United States Short Oil Fund, LP	(ticker symbol: DNO)

Information about these other funds is contained within the Annual Report as well as in the current CPER Prospectus. Investors in CPER who wish to receive additional information about these other funds may do so by going to their respective websites.* The websites may be found at:

www.unitedstatesoilfund.com                                                                  www.unitedstates12monthnaturalgasfund.com
www.unitedstatesnaturalgasfund.com                                                   www.unitedstatesbrentoilfund.com
www.unitedstates12monthoilfund.com                                                  www.unitedstatescommodityindexfund.com
www.unitedstatesgasolinefund.com                                                       www.unitedstatesagricultureindexfund.com
www.unitedstatesdieselheatingoilfund.com                                          www.unitedstatesmetalsindexfund.com
www.unitedstatesshortoilfund.com

You may also call United States Commodity Funds LLC at 1-800-920-0259 to request additional information. Thank you for your continued interest in CPER.

Regards,

/s/ Nicholas Gerber
Nicholas Gerber
President and CEO
United States Commodity Funds LLC

*   This letter is not an offer to buy or sell securities. Investment in any of these other funds is only made by prospectus. Please consult the relevant prospectus for a description of the risks and expenses involved in any such investment.

PRIVACY POLICY OF

UNITED STATES COMMODITY FUNDS LLC

AS GENERAL PARTNER OF:

UNITED STATES OIL FUND, LP
UNITED STATES NATURAL GAS FUND, LP
UNITED STATES 12 MONTH OIL FUND, LP
UNITED STATES 12 MONTH NATURAL GAS FUND, LP
UNITED STATES GASOLINE FUND, LP
UNITED STATES DIESEL-HEATING OIL FUND, LP
UNITED STATES SHORT OIL FUND, LP
UNITED STATES BRENT OIL FUND, LP

AND AS SPONSOR OF UNITED STATES COMMODITY INDEX FUNDS TRUST

AND THE FOLLOWING SERIES THEREIN:

UNITED STATES COMMODITY INDEX FUND
UNITED STATES COPPER INDEX FUND
UNITED STATES AGRICULTURE INDEX FUND
UNITED STATES METALS INDEX FUND

This document sets forth the Sixth Amended Privacy Policy of United States Commodity Funds LLC (the “Company”), adopted on December 6, 2008, last amended on March 20, 2014. The Company is a commodity pool operator registered with the Commodity Futures Trading Commission, and (i) the statutory trust for which the Company acts as sponsor, United States Commodity Index Funds Trust (the “Index Funds Trust”), and each series therin and (ii) each of the funds for which the Company serves as the general partner or serves as sponsor (each a “Fund” and together, the “Funds” as listed above) each as referenced above relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. This privacy policy applies to the nonpublic personal information of investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

Shares of the Funds are registered in the name of Cede & Co., as nominee for the Depository Trust Company. However, the Company may collect or have access to personal information about Fund investors for certain purposes relating to the operation of the Funds, including for the distribution of certain required tax reports to investors. This information may include information received from investors and information about investors’ holdings and transactions in shares of the Funds.

Disclosure of Nonpublic Personal Information

The Company does not sell or rent investor information. The Company does not disclose nonpublic personal information about Fund investors, except as required by law or as described below. Specifically, the Company may share nonpublic personal information in the following situations:

•
To service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals. The Company may also share information in connection with the servicing or processing of the Index Funds Trust and Fund transactions.

•	To respond to subpoenas, court orders, judicial process or regulatory authorities;

•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities; and

•	Upon consent of an investor to release such information, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the Company’s disclosure of non-public personal information under the circumstances described above.

Protection of Investor Information

The Company holds Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential.
The Company maintains safeguards that comply with federal standards to protect investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company shares investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The Company’s privacy policy applies to both current and former investors. The Company will only disclose nonpublic personal information about a former investor to the same extent as for a current investor.

Changes to Privacy Policy

The Company may make changes to its privacy policy in the future. The Company will not make any change affecting Fund investors without first sending investors a revised privacy policy describing the change. In any case, the Company will send Fund investors a current privacy policy at least once a year as long as they continue to be Fund investors.

UNITED STATES COPPER INDEX FUND
FINANCIAL STATEMENTS

For the years ended December 31, 2013, 2012 and 2011

AFFIRMATION OF THE COMMODITY POOL OPERATOR To the Shareholders of the United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in this Annual Report for the years ended December 31, 2013, 2012 and 2011 is accurate and complete.

By: /s/ Nicholas Gerber
Nicholas Gerber
President & CEO of United States Commodity Funds LLC
United States Copper Index Fund
(Sponsor of United States Copper Index Fund)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM To the Sponsor of

United States Commodity Index Funds Trust

We have audited the accompanying statements of financial condition of the United States Commodity Index Funds Trust (the “Trust”), the United States Commodity Index Fund, the United States Copper Index Fund, the United States Agriculture Index Fund and the United States Metals Index Fund (collectively, the “Series”), in total and for the Series as of December 31, 2013 and 2012, including the schedule of investments as of December 31, 2013 and 2012, and the related statements of operations, changes in capital and changes in shares outstanding and cash flows for the years ended December 31, 2013, 2012 and 2011. These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the United States Commodity Index Funds Trust, the United States Commodity Index Fund, the United States Copper Index Fund, the United States Agriculture Index Fund and the United States Metals Index Fund as of December 31, 2013 and 2012, and the results of their operations and their cash flows for the years ended December 31, 2013, 2012 and 2011, in conformity with accounting principles generally accepted in the United States of America.

We also have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the Trust’s and the Series’ internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 10, 2014 expressed an unqualified opinion on the Trust’s and the Series’ internal control over financial reporting.

/s/ Spicer Jefferies
March 10, 2014
Greenwood Village, Colorado

United States Commodity Index Funds Trust
Statements of Financial Condition
At December 31, 2013 and 2012

United States Commodity Index Fund

	2013	2012
Assets
Cash and cash equivalents (Notes 2 and 6)	$474,123,523	$430,800,077
Equity in Newedge trading accounts:
Cash and cash equivalents	20,316,553	60,319,627
Unrealized gain (loss) on open commodity futures contracts	10,789,747	(5,220,900)
Receivable for shares sold	8,491,911	2,922,886
Interest receivable	1,261	474
Other assets	8,045	4,657

Total assets	$513,731,040	$488,826,821

Liabilities and Capital
Management fees payable (Note 4)	$403,494	$394,233
Professional fees payable	343,663	312,296
Brokerage commissions payable	22,815	22,815
Directors' fees payable	15,894	11,597
Other liabilities	152	153

Total liabilities	786,018	741,094

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	–	–
Shareholders	512,945,022	488,085,727
Total Capital	512,945,022	488,085,727

Total liabilities and capital	$513,731,040	$488,826,821

Shares outstanding	9,150,000	8,350,000
Net asset value per share	$56.06	$58.45
Market value per share	$56.08	$58.63

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Financial Condition
At December 31, 2013 and 2012

United States Copper Index Fund

	2013	2012
Assets
Cash and cash equivalents (Notes 2 and 6)	$2,040,735	$2,109,061
Equity in Newedge trading accounts:
Cash and cash equivalents	125,960	432,529
Unrealized gain on open commodity futures contracts	130,163	6,575
Receivable from Sponsor (Note 4)	81,789	96,364
Interest receivable	25	18
Other assets	36	29

Total assets	$2,378,708	$2,644,576

Liabilities and Capital
Management fees payable (Note 4)	$1,229	$1,393
Professional fees payable	85,228	100,193
Directors' fees payable	52	44

Total liabilities	86,509	101,630

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	–	–
Shareholders	2,292,199	2,542,946
Total Capital	2,292,199	2,542,946

Total liabilities and capital	$2,378,708	$2,644,576

Shares outstanding	100,000	100,000
Net asset value per share	$22.92	$25.43
Market value per share	$22.90	$25.01

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Financial Condition
At December 31, 2013 and 2012

United States Agriculture Index Fund

	2013	2012
Assets
Cash and cash equivalents (Notes 2 and 6)	$2,098,545	$2,000,438
Equity in Newedge trading accounts:
Cash and cash equivalents	230,081	679,407
Unrealized loss on open commodity futures contracts	(44,533)	(119,155)
Receivable from Sponsor (Note 4)	81,772	76,851
Interest receivable	46	32
Other assets	36	–
Total assets	$2,365,947	$2,637,573

Liabilities and Capital
Management fees payable (Note 4)	$1,570	$1,772
Professional fees payable	85,350	80,030
Directors' fees payable	88	79

Total liabilities	87,008	81,881

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	–	–
Shareholders	2,278,939	2,555,692
Total Capital	2,278,939	2,555,692

Total liabilities and capital	$2,365,947	$2,637,573

Shares outstanding	100,000	100,000
Net asset value per share	$22.79	$25.56
Market value per share	$22.35	$25.59

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Financial Condition
At December 31, 2013 and 2012

United States Metals Index Fund

	2013	2012
Assets
Cash and cash equivalents (Notes 2 and 6)	$1,918,706	$2,136,984
Equity in Newedge trading accounts:
Cash and cash equivalents	329,598	468,065
Unrealized gain (loss) on open commodity futures contracts	(46,293)	46,058
Receivable from Sponsor (Note 4)	82,165	59,316
Interest receivable	11	7
Other assets	37	–

Total assets	$2,284,224	$2,710,430

Liabilities and Partners' Capital
Management fees payable (Note 4)	$1,297	$1,581
Professional fees payable	85,632	61,605
Directors' fees payable	73	67

Total liabilities	87,002	63,253

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	–	–
Shareholders	2,197,222	2,647,177
Total Capital	2,197,222	2,647,177

Total liabilities and capital	$2,284,224	$2,710,430

Shares outstanding	100,000	100,000
Net asset value per share	$21.97	$26.47
Market value per share	$21.02	$31.07

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Financial Condition
At December 31, 2013 and 2012

United States Commodity Index Funds Trust

	2013	2012
Assets
Cash and cash equivalents (Notes 2 and 6)	$480,181,509	$437,046,560
Equity in Newedge trading accounts:
Cash and cash equivalents	21,002,192	61,899,628
Unrealized gain (loss) on open commodity futures contracts	10,829,084	(5,287,422)
Receivable for shares sold	8,491,911	2,922,886
Receivable from Sponsor (Note 4)	245,726	232,531
Interest receivable	1,343	531
Other assets	8,154	4,686

Total assets	$520,759,919	$496,819,400

Liabilities and Capital
Management fees payable (Note 4)	$407,590	$398,979
Professional fees payable	599,873	554,124
Brokerage commissions payable	22,815	22,815
Directors' fees payable	16,107	11,787
Other liabilities	152	153

Total liabilities	1,046,537	987,858

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	–	–
Shareholders	519,713,382	495,831,542
Total Capital	519,713,382	495,831,542

Total liabilities and capital	$520,759,919	$496,819,400

Shares outstanding	9,450,000	8,650,000

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2013

United States Commodity Index Fund

		Unrealized
		Gain (Loss)
		on Open
	Number of	Commodity	% of
	Contracts	Contracts	Capital
Open Futures Contracts - Long
Foreign Contracts
LME Tin Futures LT March 2014 contracts, expiring March 2014	402	$4,337,905	0.85
LME Lead Futures LL April 2014 contracts, expiring April 2014	711	117,525	0.02
LME Zinc Futures LX April 2014 contracts, expiring April 2014	790	1,505,606	0.29
ICE-US Cocoa Futures CC May 2014 contracts, expiring May 2014	1,323	1,161,220	0.23
ICE Brent Crude Oil Futures CO June 2014 contracts, expiring May 2014	334	3,288,860	0.64
ICE-UK Gasoil Futures QS June 2014 contracts, expiring June 2014	394	(160,025)	(0.03)
LME Lead Futures LL June 2014 contracts, expiring June 2014	662	42,813	0.01
ICE-US Cotton #2 Futures CT July 2014 contracts, expiring July 2014	892	1,753,955	0.34
	5,508	12,047,859	2.35

United States Contracts
CME Live Cattle Futures LC February 2014 contracts, expiring February 2014	687	335,850	0.07
CME Feeder Cattle Futures FC March 2014 contracts, expiring March 2014	441	(64,763)	(0.01)
COMEX Copper Futures HG March 2014 contracts, expiring March 2014	434	1,984,638	0.39
NYMEX Natural Gas Futures NG April 2014 contracts, expiring March 2014	873	(710,860)	(0.14)
NYMEX Platinum Futures PL April 2014 contracts, expiring April 2014	540	162,485	0.03
NYMEX WTI Crude Oil Futures CL April 2014 contracts, expiring March 2014	371	2,175,700	0.42
CBOT Soybean Meal Futures SM May 2014 contracts, expiring May 2014	889	(58,640)	(0.01)
NYMEX Heating Oil Futures HO June 2014 contracts, expiring May 2014	289	1,411,965	0.27
CBOT Soybean Futures S November 2014 contracts, expiring November 2014	640	(902,100)	(0.18)
NYMEX RBOB Gasoline Futures RB December 2014 contracts, expiring November 2014	336	237,010	0.05
	5,500	4,571,285	0.89
Open Futures Contracts - Short*
Foreign Contracts
LME Tin Futures LT March 2014 contracts, expiring March 2014	402	645,975	0.13
LME Lead Futures LL April 2014 contracts, expiring April 2014	711	(1,932,074)	(0.38)
LME Zinc Futures LX April 2014 contracts, expiring April 2014	790	(2,435,467)	(0.48)
LME Lead Futures LL June 2014 contracts, expiring June 2014	662	(2,107,831)	(0.41)
	2,565	(5,829,397)	(1.14)
Total Open Futures Contracts**	13,573	$10,789,747	2.10

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2013

United States Commodity Index Fund (Continued)

	Principal	Market	% of
	Amount	Value	Capital
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.05%, 1/09/2014	$55,000,000	$54,999,318	10.72
0.06%, 1/09/2014	20,000,000	19,999,752	3.90
0.04%, 1/30/2014	20,000,000	19,999,285	3.90
0.04%, 3/06/2014	30,200,000	30,197,808	5.89
0.05%, 3/27/2014	30,000,000	29,996,813	5.85
0.06%, 4/17/2014	20,000,000	19,996,614	3.90
0.07%, 4/24/2014	20,000,000	19,995,606	3.90
0.08%, 5/01/2014	20,000,000	19,995,000	3.90
0.08%, 5/08/2014	30,000,000	29,991,533	5.85
0.09%, 5/15/2014	30,000,000	29,989,950	5.84
0.10%, 6/05/2014	30,000,000	29,987,729	5.84
0.08%, 6/26/2014	20,000,000	19,992,667	3.90
Total Cash Equivalents		$325,142,075	63.39

* All short contracts are offset by the same number of Futures Contracts in the corresponding long positions and are acquired solely for the purpose of reducing a long position (e.g., due to a redemption or to reflect a rebalancing of the SDCI).
** Collateral amounted to $20,013,191 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2012

United States Commodity Index Fund

		Unrealized
		Gain (Loss)
		on Open
	Number of	Commodity	% of
	Contracts	Contracts	Capital
Open Futures Contracts - Long
Foreign Contracts
LME Aluminum Futures LA January 2013 contracts, expiring January 2013	1,188	$(198,244)	(0.04)
LME Tin Futures LT January 2013 contracts, expiring January 2013	333	2,966,935	0.61
LME Lead Futures LL February 2013 contracts, expiring February 2013	638	1,602,863	0.33
ICE Brent Crude Oil Futures CO March 2013 contracts, expiring February 2013	318	18,170	0.00
ICE-US Cocoa Futures CC March 2013 contracts, expiring March 2013	1,545	(2,233,750)	(0.46)
LME Aluminum Futures LA March 2013 contracts, expiring March 2013	506	(4,449,450)	(0.91)
ICE-UK Gasoil Futures QS June 2013 contracts, expiring June 2013	377	(390,900)	(0.08)
LME Tin Futures LT August 2013 contracts, expiring August 2013	300	31,470	0.01
LME Zinc Futures LX August 2013 contracts, expiring August 2013	667	(87,644)	(0.02)
	5,872	(2,740,550)	(0.56)
United States Contracts
CBOT Soybean Meal Futures SM March 2013 contracts, expiring March 2013	816	(2,982,000)	(0.61)
CME Live Cattle Futures LC April 2013 contracts, expiring April 2013	637	239,880	0.05
NYMEX Heating Oil Futures HO April 2013 contracts, expiring March 2013	278	32,936	0.01
NYMEX Platinum Futures PL April 2013 contracts, expiring April 2013	454	171,375	0.03
CBOT Wheat Futures W July 2013 contracts, expiring July 2013	884	(2,896,875)	(0.60)
CBOT Soybean Futures S November 2013 contracts, expiring November 2013	538	(713,900)	(0.15)
CBOT Corn Futures C December 2013 contracts, expiring December 2013	1,167	(1,967,400)	(0.40)
NYMEX RBOB Gasoline Futures XB December 2013 contracts, expiring November 2013	326	(6,401)	(0.00)
	5,100	(8,122,385)	(1.67)
Open Futures Contracts - Short*
Foreign Contracts
LME Aluminum Futures LA January 2013 contracts, expiring January 2013	1,188	3,591,081	0.74
LME Tin Futures LT January 2013 contracts, expiring January 2013	333	(36,648)	(0.01)
LME Lead Futures LL February 2013 contracts, expiring February 2013	36	3,227	0.00
LME Aluminum Futures LA March 2013 contracts, expiring March 2013	506	2,087,289	0.43
LME Tin Futures LT August 2013 contracts, expiring August 2013	1	(427)	(0.00)
LME Zinc Futures LX August 2013 contracts, expiring August 2013	5	(2,487)	(0.00)
	2,069	5,642,035	1.16
Total Open Futures Contracts**	13,041	$(5,220,900)	(1.07)

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2012

United States Commodity Index Fund (Continued)

	Principal Amount	Market Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.09%, 1/03/2013	$40,000,000	$39,999,800	8.19
0.09%, 1/10/2013	10,000,000	9,999,781	2.05
0.09%, 1/17/2013	10,000,000	9,999,573	2.05
0.10%, 1/17/2013	10,000,000	9,999,573	2.05
0.09%, 1/24/2013	45,000,000	44,997,423	9.22
0.09%, 2/07/2013	40,000,000	39,996,402	8.19
0.06%, 2/28/2013	20,200,000	20,197,966	4.14
0.07%, 3/07/2013	20,000,000	19,996,967	4.10
0.09%, 3/07/2013	50,000,000	49,992,418	10.24
0.05%, 3/14/2013	20,000,000	19,998,180	4.10
0.10%, 3/28/2013	50,000,000	49,988,223	10.24
0.04%, 4/18/2013	90,000,000	89,988,765	18.44
0.06%, 5/02/2013	30,000,000	29,994,034	6.14
Total Cash Equivalents		$435,149,105	89.15

* All short contracts are offset by the same number of Futures Contracts in the corresponding long positions and are acquired solely for the purpose of reducing a long position (e.g., due to a redemption or to reflect a rebalancing of the SDCI).
** Collateral amounted to $59,568,147 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2013

United States Copper Index Fund

	Number of Contracts	Unrealized Gain on Open Commodity Contracts	% of Capital
Open Futures Contracts - Long*
United States Contracts
COMEX Copper Futures HG March 2014 contracts, expiring March 2014	27	$130,163	5.68

	Principal Amount	Market Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.06%, 1/09/2014	$100,000	$99,999	4.36
0.05%, 3/06/2014	400,000	399,968	17.45
0.05%, 3/27/2014	100,000	99,989	4.36
0.06%, 4/17/2014	200,000	199,966	8.73
0.07%, 4/24/2014	200,000	199,956	8.73
0.08%, 5/01/2014	200,000	199,950	8.72
0.08%, 5/08/2014	200,000	199,944	8.72
0.09%, 5/15/2014	200,000	199,933	8.72
Total Cash Equivalents		$1,599,705	69.79

* Collateral amounted to $125,960 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2012

United States Copper Index Fund

	Number of Contracts	Unrealized Gain on Open Commodity Contracts	% of Capital
Open Futures Contracts - Long
United States Contracts
COMEX Copper Futures HG March 2013 contracts, expiring March 2013	7	$8,575	0.34
COMEX Copper Futures HG May 2013 contracts, expiring May 2013	7	(325)	(0.01)
COMEX Copper Futures HG December 2013 contracts, expiring December 2013	14	(1,675)	(0.07)
Total Open Futures Contracts*	28	$6,575	0.26

	Principal Amount	Market Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.08%, 1/03/2013	$100,000	$100,000	3.93
0.09%, 1/03/2013	150,000	149,999	5.90
0.09%, 2/07/2013	100,000	99,991	3.93
0.07%, 2/14/2013	200,000	199,984	7.87
0.06%, 2/28/2013	100,000	99,990	3.93
0.09%, 3/07/2012	500,000	499,921	19.66
0.10%, 3/28/2013	500,000	499,882	19.66
0.04%, 4/18/2013	300,000	299,962	11.80
0.06%, 5/02/2013	200,000	199,960	7.86
Total Cash Equivalents		$2,149,689	84.54

* Collateral amounted to $428,041 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2013

United States Agriculture Index Fund

	Number of Contracts	Unrealized Gain (Loss) on Open Commodity Contracts	% of Capital
Open Futures Contracts - Long
Foreign Contracts
ICE-Canola Futures RS March 2014 contracts, expiring March 2014	3	$(1,951)	(0.09)
ICE-US Sugar #11 Futures SB May 2014 contracts, expiring April 2014	10	(9,408)	(0.41)
ICE-US Cocoa Futures CC July 2014 contracts, expiring July 2014	7	3,380	0.15
ICE-US Coffee-C Futures KC July 2014 contracts, expiring July 2014	4	675	0.03
ICE-US Cotton #2 Futures CT July 2014 contracts, expiring July 2014	5	9,520	0.42
	29	2,216	0.10
United States Contracts
CME Live Cattle Futures LC February 2014 contracts, expiring February 2014	5	1,970	0.09
CBOT Soybean Oil Futures BO March 2014 contracts, expiring March 2014	1	(84)	0.00
CBOT Wheat Futures W March 2014 contracts, expiring March 2014	5	(14,513)	(0.64)
CME Feeder Cattle Futures FC March 2014 contracts, expiring March 2014	1	(525)	(0.02)
CME Lean Hogs Futures LH April 2014 contracts, expiring April 2014	5	(5,980)	(0.26)
CBOT Soybean Meal Futures SM May 2014 contracts, expiring May 2014	4	970	0.04
KCBOT Hard Red Winter Wheat Futures KW May 2014 contracts, expiring May 2014	1	(4,900)	(0.22)
CBOT Soybean Futures S November 2014 contracts, expiring November 2014	6	(11,325)	(0.50)
CBOT Corn Futures C December 2014 contracts, expiring December 2014	11	(12,362)	(0.54)
	39	(46,749)	(2.05)
Total Open Futures Contracts*	68	$(44,533)	(1.95)

	Principal Amount	Market Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.05%, 3/06/2014	$200,000	$199,984	8.78
0.05%, 3/27/2014	200,000	199,979	8.78
0.06%, 4/17/2014	200,000	199,966	8.78
0.07%, 4/24/2014	200,000	199,956	8.77
0.08%, 5/01/2014	200,000	199,950	8.77
0.08%, 5/08/2014	200,000	199,944	8.77
0.09%, 5/15/2014	300,000	299,899	13.16
Total Cash Equivalents		$1,499,678	65.81

*Collateral amounted to $230,081 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2012

United States Agriculture Index Fund

	Number of Contracts	Unrealized Loss on Open Commodity Contracts	% of Capital
Open Futures Contracts - Long
Foreign Contracts
ICE-Canola Futures RS March 2013 contracts, expiring March 2013	10	$(4,137)	(0.16)
ICE-US Cocoa Futures CC March 2013 contracts, expiring March 2013	4	(9,740)	(0.38)
ICE-US Cotton Futures CT March 2013 contracts, expiring March 2013	2	1,035	0.04
ICE-US Sugar #11 Futures SB May 2013 contracts, expiring April 2013	9	(515)	(0.02)
ICE-US Coffee-C Futures KC July 2013 contracts, expiring July 2013	4	(18,113)	(0.71)
	29	(31,470)	(1.23)
United States Contracts
CBOT Soybean Meal Futures SM March 2013 contracts, expiring March 2013	5	(15,730)	(0.61)
CBOT Wheat Futures W March 2013 contracts, expiring March 2013	7	(32,525)	(1.27)
CME Feeder Cattle Futures FC March 2013 contracts, expiring March 2013	1	(412)	(0.02)
CME Lean Hogs Futures LH April 2013 contracts, expiring April 2013	3	(2,970)	(0.12)
CME Live Cattle Futures LC April 2013 contracts, expiring April 2013	5	1,360	0.05
KCBT Hard Red Winter Wheat Futures KW May 2013 contracts, expiring May 2013	4	(13,275)	(0.52)
CBOT Soybean Oil Futures BO July 2013 contracts, expiring July 2013	1	(408)	(0.01)
CBOT Soybean Futures S November 2013 contracts, expiring November 2013	6	(3,250)	(0.13)
CBOT Corn Futures C December 2013 contracts, expiring December 2013	11	(20,475)	(0.80)
	43	(87,685)	(3.43)
Total Open Futures Contracts*	72	$(119,155)	(4.66)

	Principal Amount	Market Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.09%, 1/03/2013	$150,000	$149,999	5.87
0.09%, 1/17/2013	200,000	199,992	7.83
0.07%, 2/14/2013	200,000	199,984	7.82
0.09%, 3/07/2013	750,000	749,881	29.34
0.10%, 3/28/2013	500,000	499,882	19.56
0.04%, 4/18/2013	400,000	399,950	15.65
Total Cash Equivalents		$2,199,688	86.07

* Collateral amounted to $673,421 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2013

United States Metals Index Fund

	Number of Contracts	Unrealized Gain (Loss) on Open Commodity Contracts	% of Capital
Open Futures Contracts - Long
Foreign Contracts
LME Aluminum Futures LA January 2014 contracts, expiring January 2014	15	$(71,431)	(3.25)
LME Zinc Futures LX January 2014 contracts, expiring January 2014	10	31,863	1.45
LME Nickel Futures LN March 2014 contracts, expiring March 2014	6	(10,566)	(0.48)
LME Tin Futures LT March 2014 contracts, expiring March 2014	4	9,460	0.43
LME Lead Futures LL April 2014 contracts, expiring April 2014	6	81	0.00
LME Zinc Futures LX June 2014 contracts, expiring June 2014	5	(3,181)	(0.15)
LME Aluminum Futures LA January 2015 contracts, expiring January 2015	6	(1,844)	(0.08)
	52	(45,618)	(2.08)
United States Contracts
COMEX Copper Futures HG March 2014 contracts, expiring March 2014	6	16,812	0.77
COMEX Silver Futures SI March 2014 contracts, expiring March 2014	3	(45,885)	(2.09)
NYMEX Palladium Futures PA March 2014 contracts, expiring March 2014	3	(2,960)	(0.13)
COMEX Gold Futures GC April 2014 contracts, expiring April 2014	3	(1,650)	(0.08)
	15	(33,683)	(1.53)
Open Futures Contracts - Short*
Foreign Contracts
LME Aluminum Futures LA January 2014 contracts, expiring January 2014	15	27,961	1.27
LME Zinc Futures LX January 2014 contracts, expiring January 2014	10	(3,963)	(0.18)
LME Nickel Futures LN March 2014 contracts, expiring March 2014	4	9,007	0.41
LME Tin Futures LT March 2014 contracts, expiring March 2014	3	10,236	0.47
LME Lead Futures LL April 2014 contracts, expiring April 2014	6	(10,233)	(0.47)
	38	33,008	1.50
Total Open Futures Contracts**	105	$(46,293)	(2.11)

	Principal Amount	Market Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.05%, 1/09/2014	$600,000	$599,992	27.31
0.06%, 1/09/2014	100,000	99,999	4.55
0.05%, 3/27/2014	200,000	199,979	9.10
0.06%, 4/17/2014	200,000	199,966	9.10
0.07%, 4/24/2014	100,000	99,978	4.55
Total Cash Equivalents		$1,199,914	54.61

* All short contracts are offset by the same number of Futures Contracts in the corresponding long positions and are acquired solely for the purpose of reducing a long position (e.g., due to a redemption or to reflect a rebalancing of the SDMI).
** Collateral amounted to $329,598 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2012

United States Metals Index Fund

	Number of Contracts	Unrealized Gain (Loss) on Open Commodity Contracts	% of Capital
Open Futures Contracts - Long
Foreign Contracts
LME Tin Futures LT January 2013 contracts, expiring January 2013	3	$42,880	1.62
LME Lead Futures LL February 2013 contracts, expiring February 2013	3	1,981	0.07
LME Nickel Futures LN February 2013 contracts, expiring February 2013	4	9,768	0.37
LME Aluminum Futures LA March 2013 contracts, expiring March 2013	24	45,163	1.71
LME Zinc Futures LX June 2013 contracts, expiring June 2013	7	25,906	0.98
LME Tin Futures LT August 2013 contracts, expiring August 2013	2	10	0.00
	43	125,708	4.75
United States Contracts
CME Palladium Futures PA March 2013 contracts, expiring March 2013	1	275	0.01
COMEX Copper Futures HG March 2013 contracts, expiring March 2013	6	12,175	0.46
COMEX Gold Futures GC April 2013 contracts, expiring April 2013	2	3,250	0.13
NYMEX Platinum Futures PL April 2013 contracts, expiring April 2013	2	(2,900)	(0.11)
COMEX Silver Futures SI May 2013 contracts, expiring May 2013	3	(44,135)	(1.67)
	14	(31,335)	(1.18)
Open Futures Contracts - Short*
Foreign Contracts
LME Tin Futures LT January 2013 contracts, expiring January 2013	3	(7,951)	(0.30)
LME Nickel Futures LN February 2013 contracts, expiring February 2013	2	615	0.02
LME Aluminum Futures LA March 2013 contracts, expiring March 2013	18	(42,123)	(1.59)
LME Zinc Futures LX June 2013 contracts, expiring June 2013	4	1,144	0.04
	27	(48,315)	(1.83)
Total Open Futures Contracts**	84	$46,058	1.74

	Principal Amount	Market Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.08%, 1/03/2013	$200,000	$199,999	7.56
0.09%, 1/24/2013	1,000,000	999,942	37.77
0.09%, 2/07/2013	200,000	199,982	7.56
0.06%, 2/28/2013	200,000	199,980	7.55
0.09%, 3/07/2013	500,000	499,920	18.89
0.04%, 4/18/2013	250,000	249,969	9.44
Total Cash Equivalents		$2,349,792	88.77

* All short contracts are offset by the same number of Futures Contracts in the corresponding long positions and are acquired solely for the purpose of reducing a long position (e.g., due to a redemption or to reflect a rebalancing of the SDMI).
** Collateral amounted to $462,075 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Operations
For the years ended December 31, 2013, 2012 and 2011

United States Commodity Index Fund

	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2011
Income
Gain (loss) on trading of commodity contracts:
Realized loss on closed positions	$(32,839,247)	$(21,219,768)	$(33,381,967)
Change in unrealized gain (loss) on open positions	16,010,647	17,755,792	(30,394,009)
Realized gain on foreign currency transactions	334	–	2,047
Change in unrealized gain (loss) on foreign currency translations	216	(200)	(17)
Interest income	265,555	278,476	179,139
Other income	15,750	12,950	57,300

Total loss	(16,546,745)	(3,172,750)	(63,537,507)

Expenses
Management fees (Note 4)	4,842,197	4,070,144	3,779,126
Professional fees	482,288	476,599	481,660
Brokerage commissions	390,945	310,109	307,284
Directors' fees	62,997	44,348	19,303
Other expenses	42,037	24,985	13,439

Total expenses	5,820,464	4,926,185	4,600,812

Expense waiver (Note 4)	–	–	(36,907)

Net expenses	5,820,464	4,926,185	4,563,905

Net loss	$(22,367,209)	$(8,098,935)	$(68,101,412)
Net loss per share	$(2.39)	$(0.02)	$(5.90)
Net loss per weighted average share	$(2.47)	$(1.14)	$(11.09)
Weighted average shares outstanding	9,051,370	7,120,765	6,141,384

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Operations
For the years ended December 31, 2013, 2012 and 2011

United States Copper Index Fund*

	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2011
Income
Gain (loss) on trading of commodity contracts:
Realized gain (loss) on closed positions	$(355,825)	$64,937	$12,725
Change in unrealized gain (loss) on open positions	123,588	68,588	(62,013)
Interest income	1,260	1,607	92
Other income	–	1,350	–

Total income (loss)	(230,977)	136,482	(49,196)

Expenses
Management fees (Note 4)	14,927	19,823	2,990
Professional fees	85,228	100,193	12,925
Brokerage commissions	916	956	177
Directors' fees	283	265	32
Other expenses	205	150	–

Total expenses	101,559	121,387	16,124

Expense waiver (Note 4)	(81,789)	(96,364)	(12,453)

Net expenses	19,770	25,023	3,671

Net income (loss)	$(250,747)	$111,459	$(52,867)
Net income (loss) per share	$(2.51)	$0.96	$(0.53)
Net income (loss) per weighted average share	$(2.51)	$1.11	$(0.53)
Weighted average shares outstanding	100,000	100,410	100,019

* The commencement of operations of the United States Copper Index Fund was November 15, 2011.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Operations
For the years ended December 31, 2013, 2012 and 2011

United States Agriculture Index Fund*

	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2011
Income
Gain (loss) on trading of commodity contracts:
Realized gain (loss) on closed positions	$(327,353)	$330,608	$–
Change in unrealized gain (loss) on open positions	74,622	(119,155)	–
Realized gain (loss) on foreign currency transactions	(71)	246	–
Realized gain (loss) on short-term investments	2	(2)	–
Change in unrealized gain (loss) on foreign currency translations	(114)	116	–
Interest income	1,328	1,573	–
Other income	–	2,700	–

Total income (loss)	(251,586)	216,086	–

Expenses
Management fees (Note 4)	19,115	17,492	–
Professional fees	85,350	80,030	–
Brokerage commissions	2,003	2,632	–
Directors' fees	295	220	–
Other Expenses	176	–	–

Total expenses	106,939	100,374	–

Expense waiver (Note 4)	(81,772)	(76,851)	–

Net expenses	25,167	23,523	–

Net income (loss)	$(276,753)	$192,563	$–
Net income (loss) per share	$(2.77)	$0.56
Net income (loss) per weighted average share	$(2.77)	$1.70
Weighted average shares outstanding	100,000	113,320

* The commencement of operations of the United States Agriculture Index Fund was April 13, 2012.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Operations
For the years ended December 31, 2013, 2012 and 2011

United States Metals Index Fund*

	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2011
Income
Gain (loss) on trading of commodity contracts:
Realized gain (loss) on closed positions	$(291,259)	$148,423	$–
Change in unrealized gain (loss) on open positions	(92,351)	46,058	–
Realized gain on foreign currency transactions	3	-	–
Realized gain (loss) on short-term investments	2	(5)	–
Change in unrealized loss on foreign currency translations	(2)	(2)	–
Interest income	1,299	1,270	–
Other income	1,350	1,350	–

Total income (loss)	(380,958)	197,094	–

Expenses
Management fees (Note 4)	17,637	10,681	–
Professional fees	85,938	61,605	–
Brokerage commissions	871	714	–
Directors' fees	311	154	–
Other expenses	182	-	–

Total expenses	104,939	73,154	–

Expense waiver (Note 4)	(82,165)	(59,316)	–

Net expenses	22,774	13,838	–

Net income (loss)	$(403,732)	$183,256	$–
Net income (loss) per share	$(4.50)	$1.47
Net income (loss) per weighted average share	$(3.75)	$1.65
Weighted average shares outstanding	107,534	111,239

* The commencement of operations of the United States Metals Index Fund was June 19, 2012.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Operations
For the years ended December 31, 2013, 2012 and 2011

United States Commodity Index Funds Trust

	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2011
Income
Gain (loss) on trading of commodity contracts:
Realized loss on closed positions	$(33,813,684)	$(20,675,800)	$(33,369,242)
Change in unrealized gain (loss) on open positions	16,116,506	17,751,283	(30,456,022)
Realized gain on foreign currency transactions	266	246	2,047
Realized gain (loss) on short-term investments	4	(7)	–
Change in unrealized gain (loss) on foreign currency translations	100	(86)	(17)
Interest income	269,442	282,926	179,231
Other income	17,100	18,350	57,300

Total loss	(17,410,266)	(2,623,088)	(63,586,703)

Expenses
Management fees (Note 4)	4,893,876	4,118,140	3,782,116
Professional fees	738,804	718,427	494,585
Brokerage commissions	394,735	314,411	307,461
Directors' fees	63,886	44,987	19,335
Other expenses	42,600	25,135	13,439

Total expenses	6,133,901	5,221,100	4,616,936

Expense waiver (Note 4)	(245,726)	(232,531)	(49,360)

Net expenses	5,888,175	4,988,569	4,567,576

Net loss	$(23,298,441)	$(7,611,657)	$(68,154,279)

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statement of Changes in Capital
For the years ended December 31, 2013, 2012 and 2011

United States Commodity Index Fund

	Sponsor	Shareholders	Total

Balances, at December 31, 2010	$1,000	$102,991,334	$102,992,334
Additions	–	469,681,512	469,681,512
Redemptions	(1,000)	(153,722,138)	(153,723,138)

Net loss	–	(68,101,412)	(68,101,412)

Balances, at December 31, 2011	–	350,849,296	350,849,296
Additions	–	171,692,032	171,692,032
Redemptions	–	(26,356,666)	(26,356,666)
Net loss	–	(8,098,935)	(8,098,935)

Balances, at December 31, 2012	–	488,085,727	488,085,727
Additions	–	128,090,557	128,090,557
Redemptions	–	(80,864,053)	(80,864,053)
Net loss	–	(22,367,209)	(22,367,209)

Balances, at December 31, 2013	$–	$512,945,022	$512,945,022

Statements of Changes in Shares Outstanding
For the years ended December 31, 2013, 2012 and 2011

United States Commodity Index Fund

	Sponsor	Shareholders	Total

Shares Outstanding, at December 31, 2010	20	1,600,000	1,600,020
Additions	–	6,900,000	6,900,000
Redemptions	(20)	(2,500,000)	(2,500,020)

Shares Outstanding, at December 31, 2011	–	6,000,000	6,000,000
Additions	–	2,800,000	2,800,000
Redemptions	–	(450,000)	(450,000)

Shares Outstanding, at December 31, 2012	–	8,350,000	8,350,000
Additions	–	2,250,000	2,250,000
Redemptions	–	(1,450,000)	(1,450,000)

Shares Outstanding, at December 31, 2013	–	9,150,000	9,150,000

Net Asset Value Per Share:
At December 31, 2010			$64.37
At December 31, 2011			$58.47
At December 31, 2012			$58.45
At December 31, 2013			$56.06

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statement of Changes in Capital
For the years ended December 31, 2013, 2012 and 2011

United States Copper Index Fund*

	Sponsor	Shareholders	Total

Balances, at December 31, 2010	$1,000	$–	$1,000
Additions	–	2,500,000	2,500,000
Redemptions	(1,019)	–	(1,019)
Net income (loss)	19	(52,886)	(52,867)

Balances, at December 31, 2011	–	2,447,114	2,447,114
Additions	–	1,224,883	1,224,883
Redemptions	–	(1,240,510)	(1,240,510)
Net income	–	111,459	111,459

Balances, at December 31, 2012	–	2,542,946	2,542,946
Additions	–	–	–
Redemptions	–	–	–
Net loss	–	(250,747)	(250,747)

Balances, at December 31, 2013	$–	$2,292,199	$2,292,199

Statements of Changes in Shares Outstanding
For the years ended December 31, 2013, 2012 and 2011

United States Copper Index Fund*

	Sponsor	Shareholders	Total

Shares Outstanding, at December 31, 2010	–	–	–
Additions	40	100,000	100,040
Redemptions	(40)	–	(40)

Shares Outstanding, at December 31, 2011	–	100,000	100,000
Additions	–	50,000	50,000
Redemptions	–	(50,000)	(50,000)

Shares Outstanding, at December 31, 2012	–	100,000	100,000
Additions	–	–	–
Redemptions	–	–	–

Shares Outstanding, at December 31, 2013	–	100,000	100,000

Net Asset Value Per Share:
At November 15, 2011*			$25.00
At December 31, 2011			$24.47
At December 31, 2012			$25.43
At December 31, 2013			$22.92

* The commencement of operations of the United States Copper Index Fund was November 15, 2011.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statement of Changes in Capital
For the years ended December 31, 2013, 2012 and 2011

United States Agriculture Index Fund*

	Sponsor	Shareholders	Total

Balances, at December 31, 2010	$1,000	$–	$1,000
Additions	–	–	–
Redemptions	–	–	–
Net income (loss)	–	–	–

Balances, at December 31, 2011	1,000	–	1,000
Additions	–	5,085,695	5,085,695
Redemptions	(1,009)	(2,722,557)	(2,723,566)
Net income	9	192,554	192,563

Balances, at December 31, 2012	–	2,555,692	2,555,692
Additions	–	–	–
Redemptions	–	–	–
Net loss	–	(276,753)	(276,753)
Balances, at December 31, 2013	$–	$2,278,939	$2,278,939

Statements of Changes in Shares Outstanding
For the years ended December 31, 2013, 2012 and 2011

United States Agriculture Index Fund*

	Sponsor	Shareholders	Total

Shares Outstanding, at December 31, 2010	–	–	–
Additions	–	–	–
Redemptions	–	–	–

Shares Outstanding, at December 31, 2011	–	–	–
Additions	40	200,000	200,040
Redemptions	(40)	(100,000)	(100,040)

Shares Outstanding, at December 31, 2012	–	100,000	100,000
Additions	–	–	–
Redemptions	–	–	–
Shares Outstanding, at December 31, 2013	–	100,000	100,000

Net Asset Value Per Share:
At December 31, 2011			$–
At April 13, 2012*			$25.00
At December 31, 2012			$25.56
At December 31, 2013			$22.79

* The commencement of operations of the United States Agriculture Index Fund was April 13, 2012.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statement of Changes in Capital
For the years ended December 31, 2013, 2012 and 2011

United States Metals Index Fund*

	Sponsor	Shareholders	Total
Balances, at December 31, 2010	$1,000	$–	$1,000
Additions	–	–	–
Redemptions	–	–	–
Net income (loss)	–	–	–

Balances, at December 31, 2011	1,000	–	1,000
Additions	–	3,727,317	3,727,317
Redemptions	(1,026)	(1,263,370)	(1,264,396)
Net income	26	183,230	183,256

Balances, at December 31, 2012	–	2,647,177	2,647,177
Additions	–	1,089,777	1,089,777
Redemptions	–	(1,136,000)	(1,136,000)
Net loss	–	(403,732)	(403,732)
Balances, at December 31, 2013	$–	$2,197,222	$2,197,222

Statements of Changes in Shares Outstanding
For the years ended December 31, 2013, 2012 and 2011

United States Metals Index Fund*

	Sponsor	Shareholders	Total

Shares Outstanding, at December 31, 2010	–	–	–
Additions	–	–	–
Redemptions	–	–	–

Shares Outstanding, at December 31, 2011	–	–	–
Additions	40	150,000	150,040
Redemptions	(40)	(50,000)	(50,040)

Shares Outstanding, at December 31, 2012	–	100,000	100,000
Additions	–	50,000	50,000
Redemptions	–	(50,000)	(50,000)
Shares Outstanding, at December 31, 2013	–	100,000	100,000

At December 31, 2011			$–
At June 19, 2012*			$25.00
At December 31, 2012			$26.47
At December 31, 2013			$21.97

* The commencement of operations of the United States Metals Index Fund was June 19, 2012.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statement of Changes in Capital
For the years ended December 31, 2013, 2012 and 2011

United States Commodity Index Funds Trust

	Sponsor	Shareholders	Total

Balances, at December 31, 2010	$4,000	$102,991,334	$102,995,334
Additions	–	472,181,512	472,181,512
Redemptions	(2,019)	(153,722,138)	(153,724,157)
Net income (loss)	19	(68,154,298)	(68,154,279)

Balances, at December 31, 2011	2,000	353,296,410	353,298,410
Additions	–	181,729,927	181,729,927
Redemptions	(2,035)	(31,583,103)	(31,585,138)
Net income (loss)	35	(7,611,692)	(7,611,657)

Balances, at December 31, 2012	–	495,831,542	495,831,542
Additions	–	129,180,334	129,180,334
Redemptions	–	(82,000,053)	(82,000,053)
Net loss	–	(23,298,441)	(23,298,441)

Balances, at December 31, 2013	$–	$519,713,382	$519,713,382

Statements of Changes in Shares Outstanding
For the years ended December 31, 2013, 2012 and 2011

United States Commodity Index Funds Trust

	Sponsor	Shareholders	Total

Shares Outstanding, at December 31, 2010	20	1,600,000	1,600,020
Additions	40	7,000,000	7,000,040
Redemptions	(60)	(2,500,000)	(2,500,060)

Shares Outstanding, at December 31, 2011	–	6,100,000	6,100,000
Additions	80	3,200,000	3,200,080
Redemptions	(80)	(650,000)	(650,080)

Shares Outstanding, at December 31, 2012	–	8,650,000	8,650,000
Additions	–	2,300,000	2,300,000
Redemptions	–	(1,500,000)	(1,500,000)

Shares Outstanding, at December 31, 2013	–	9,450,000	9,450,000

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Cash Flows
For the years ended December 31, 2013, 2012 and 2011

United States Commodity Index Fund

	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2011
Cash Flows from Operating Activities:
Net loss	$(22,367,209)	$(8,098,935)	$(68,101,412)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
(Increase) decrease in commodity futures trading account - cash and cash equivalents	40,003,074	3,653,943	(55,747,624)
Unrealized (gain) loss on futures contracts	(16,010,647)	(17,755,792)	30,394,009
Decrease in receivable from Sponsor	–	–	51,397
(Increase) decrease in interest receivable	(787)	(329)	360
Increase in other assets	(3,388)	(2,099)	(2,558)
Increase in management fees payable	9,261	66,737	261,470
Increase in professional fees payable	31,367	43,160	194,304
Increase (decrease) in brokerage commissions payable	–	(3,380)	21,110
Increase (decrease) in directors' fees payable	4,297	(7,706)	19,303
Increase (decrease) in other liabilities	(1)	–	153
Net cash provided by (used in) operating activities	1,665,967	(22,104,401)	(92,909,488)

Cash Flows from Financing Activities:
Addition of shares	122,521,532	168,769,146	469,681,512
Redemption of shares	(80,864,053)	(26,356,666)	(153,723,138)
Net cash provided by financing activities	41,657,479	142,412,480	315,958,374

Net Increase in Cash and Cash Equivalents	43,323,446	120,308,079	223,048,886

Cash and Cash Equivalents, beginning of year	430,800,077	310,491,998	87,443,112
Cash and Cash Equivalents, end of year	$474,123,523	$430,800,077	$310,491,998

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Cash Flows
For the years ended December 31, 2013, 2012 and 2011

United States Copper Index Fund*

	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2011
Cash Flows from Operating Activities:
Net income (loss)	$(250,747)	$111,459	$(52,867)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in commodity futures trading account - cash and cash equivalents	306,569	(34,980)	(397,549)
Unrealized (gain) loss on futures contracts	(123,588)	(68,588)	62,013
(Increase) decrease in receivable from Sponsor	14,575	(83,911)	(12,453)
Increase in interest receivable	(7)	(11)	(7)
Increase in other assets	(7)	(29)	–
Increase (decrease) in management fees payable	(164)	(593)	1,986
Increase (decrease) in professional fees payable	(14,965)	87,268	12,925
Increase in directors’ fees payable	8	12	32
Net cash provided by (used in) operating activities	(68,326)	10,627	(385,920)

Cash Flows from Financing Activities:
Addition of shares	-	1,224,883	2,500,000
Redemption of shares	-	(1,240,510)	(1,019)
Net cash provided by (used in) financing activities	-	(15,627)	2,498,981

Net Increase (Decrease) in Cash and Cash Equivalents	(68,326)	(5,000)	2,113,061

Cash and Cash Equivalents, beginning of year	2,109,061	2,114,061	1,000
Cash and Cash Equivalents, end of year	$2,040,735	$2,109,061	$2,114,061

* The commencement of operations of the United States Copper Index Fund was November 15, 2011.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Cash Flows
For the years ended December 31, 2013, 2012 and 2011

United States Agriculture Index Fund*

	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2011
Cash Flows from Operating Activities:
Net income (loss)	$(276,753)	$192,563	$–
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in commodity futures trading account - cash and cash equivalents	449,326	(679,407)	–
Unrealized (gain) loss on futures contracts	(74,622)	119,155	–
Increase in receivable from Sponsor	(4,921)	(76,851)	–
Increase in interest receivable	(14)	(32)	–
Increase in other assets	(36)	–	–
Increase (decrease) in management fees payable	(202)	1,772	–
Increase in professional fees payable	5,320	80,030	–
Increase in directors’ fees payable	9	79	–
Net cash provided by (used in) operating activities	98,107	(362,691)	–

Cash Flows from Financing Activities:
Addition of shares	–	5,085,695	–
Redemption of shares	–	(2,723,566)	–
Net cash provided by financing activities	–	2,362,129	–

Net Increase in Cash and Cash Equivalents	98,107	1,999,438	–

Cash and Cash Equivalents, beginning of year	2,000,438	1,000	1,000
Cash and Cash Equivalents, end of year	$2,098,545	$2,000,438	$1,000

* The commencement of operations of the United States Agriculture Index Fund was April 13, 2012.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Cash Flows
For the years ended December 31, 2013, 2012 and 2011

United States Metals Index Fund*

	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2011
Cash Flows from Operating Activities:
Net income (loss)	$(403,732)	$183,256	$–
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in commodity futures trading account - cash and cash equivalents	138,467	(468,065)	–
Unrealized (gain) loss on futures contracts	92,351	(46,058)	–
Increase in receivable from Sponsor	(22,849)	(59,316)	–
Increase in interest receivable	(4)	(7)	–
Increase in other assets	(37)	–	–
Increase (decrease) in management fees payable	(284)	1,581	–
Increase in professional fees payable	24,027	61,605	–
Increase in directors’ fees payable	6	67	–
Net cash used in operating activities	(172,055)	(326,937)	–

Cash Flows from Financing Activities:
Addition of shares	1,089,777	3,727,317	–
Redemption of shares	(1,136,000)	(1,264,396)	–
Net cash provided by (used in) financing activities	(46,223)	2,462,921	–

Net Increase (Decrease) in Cash and Cash Equivalents	(218,278)	2,135,984	–

Cash and Cash Equivalents, beginning of year	2,136,984	1,000	1,000
Cash and Cash Equivalents, end of year	$1,918,706	$2,136,984	$1,000

* The commencement of operations of the United States Metals Index Fund was June 19, 2012.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Cash Flows
For the years ended December 31, 2013, 2012 and 2011

United States Commodity Index Funds Trust

	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2011
Cash Flows from Operating Activities:
Net loss	$(23,298,441)	$(7,611,657)	$(68,154,279)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
(Increase) decrease in commodity futures trading account - cash and cash equivalents	40,897,436	2,471,491	(56,145,173)
Unrealized (gain) loss on futures contracts	(16,116,506)	(17,751,283)	30,456,022
(Increase) decrease in receivable from Sponsor	(13,195)	(220,078)	38,944
(Increase) decrease in interest receivable	(812)	(379)	353
Increase in other assets	(3,468)	(2,128)	(2,558)
Increase in management fees payable	8,611	69,497	263,456
Increase in professional fees payable	45,749	272,063	207,229
Increase (decrease) in brokerage commissions payable	–	(3,380)	21,110
Increase (decrease) in directors' fees payable	4,320	(7,548)	19,335
Increase (decrease) in other liabilities	(1)	–	153
Net cash provided by (used in) operating activities	1,523,693	(22,783,402)	(93,295,408)

Cash Flows from Financing Activities:
Addition of shares	123,611,309	178,807,041	472,181,512
Redemption of shares	(82,000,053)	(31,585,138)	(153,724,157)
Net cash provided by financing activities	41,611,256	147,221,903	318,457,355

Net Increase in Cash and Cash Equivalents	43,134,949	124,438,501	225,161,947

Cash and Cash Equivalents, beginning of year	437,046,560	312,608,059	87,446,112
Cash and Cash Equivalents, end of year	$480,181,509	$437,046,560	$312,608,059

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Notes to Financial Statements
For the years ended December 31, 2013, 2012 and 2011

NOTE 1 - ORGANIZATION AND BUSINESS

The United States Commodity Index Funds Trust (the “Trust”) was organized as a Delaware statutory trust on December 21, 2009. The Trust is a series trust formed pursuant to the Delaware Statutory Trust Act and includes the United States Commodity Index Fund (“USCI”), a commodity pool formed on April 1, 2010 and first made available to the public on August 10, 2010, the United States Copper Index Fund (“CPER”), a commodity pool formed on November 26, 2010 and first made available to the public on November 15, 2011, the United States Agriculture Index Fund (“USAG”), a commodity pool formed on November 26, 2010 and first made available to the public on April 13, 2012 and the United States Metals Index Fund (“USMI”), a commodity pool formed on November 26, 2010 and first made available to the public on June 19, 2012. USCI, CPER, USAG and USMI each issues shares (“shares”) that may be purchased and sold on the NYSE Arca, Inc. (the “NYSE Arca”). USCI, CPER, USAG and USMI are collectively referred to herein as the “Trust Series.” The Trust and each Trust Series operate pursuant to the Second Amended and Restated Declaration of Trust and Trust Agreement dated as of November 10, 2010 (the “Trust Agreement”). United States Commodity Funds LLC (“USCF”) is the sponsor of the Trust and the Trust Series and is also responsible for the management of the Trust and the Trust Series. For purposes of the financial statement presentation, unless specified otherwise, all references will be to the Trust Series.

USCF has the power and authority to establish and designate one or more series and to issue shares thereof, from time to time as it deems necessary or desirable. USCF has exclusive power to fix and determine the relative rights and preferences as between the shares of any series as to right of redemption, special and relative rights as to dividends and other distributions and on liquidation, conversion rights, and conditions under which the series shall have separate voting rights or no voting rights. The term for which the Trust is to exist commenced on the date of the filing of the Certificate of Trust, and the Trust and any Trust Series will exist in perpetuity, unless earlier terminated in accordance with the provisions of the Trust Agreement. Separate and distinct records must be maintained for each Trust Series and the assets associated with a Trust Series must be held in such separate and distinct records (directly or indirectly, including a nominee or otherwise) and accounted for in such separate and distinct records separately from the assets of any other Trust Series. Each Trust Series is separate from all other Trust Series created as series of the Trust in respect of the assets and liabilities allocated to that Trust Series and represents a separate investment portfolio of the Trust.

The sole Trustee of the Trust is Wilmington Trust Company (the “Trustee”), a Delaware banking corporation. The Trustee is unaffiliated with USCF. The Trustee’s duties and liabilities with respect to the offering of shares and the management of the Trust are limited to its express obligations under the Trust Agreement.

USCF is a member of the National Futures Association (the “NFA”) and became a commodity pool operator (“CPO”) registered with the Commodity Futures Trading Commission (the “CFTC”) effective December 1, 2005. The Trust and each Trust Series have a fiscal year ending on December 31.

USCF is also the general partner of the United States Oil Fund, LP (“USO”), the United States Natural Gas Fund, LP (“UNG”), the United States 12 Month Oil Fund, LP (“USL”), the United States Gasoline Fund, LP (“UGA”) and the United States Diesel-Heating Oil Fund, LP (“UHN”), which listed their limited partnership shares on the American Stock Exchange (the “AMEX”) under the ticker symbols “USO” on April 10, 2006, “UNG” on April 18, 2007, “USL” on December 6, 2007, “UGA” on February 26, 2008 and “UHN” on April 9, 2008, respectively. As a result of the acquisition of the AMEX by NYSE Euronext, each of USO’s, UNG’s, USL’s, UGA’s and UHN’s shares commenced trading on the NYSE Arca on November 25, 2008. USCF is also the general partner of the United States Short Oil Fund, LP (“DNO”), the United States 12 Month Natural Gas Fund, LP (“UNL”) and the United States Brent Oil Fund, LP (“BNO”), which listed their limited partnership shares on the NYSE Arca under the ticker symbols “DNO” on September 24, 2009, “UNL” on November 18, 2009 and “BNO” on June 2, 2010, respectively. All funds listed previously are referred to collectively herein as the “Related Public Funds.” USCF previously filed registration statements to register shares of the United States Sugar Fund (“USSF”), the United States Natural Gas Double Inverse Fund (“UNGD”), the United States Gasoil Fund (“USGO”) and the United States Asian Commodities Basket Fund (“UAC”), each of which is a series of the United States Commodity Funds Trust I, and the US Golden Currency Fund (“HARD”), a series of the United States Currency Funds Trust. On December 30, 2013, USCF withdrew the registration statements for USSF, UNGD, USGO and UAC effective December 31, 2013. On January 27, 2014, USCF withdrew the registration statement for HARD. HARD was never available to the public, and, at the time of withdrawal, HARD was still in the process of review by various regulatory agencies which have regulatory authority over USCF and HARD.

Effective as of May 1, 2012, each of USCI, CPER and USAG issue shares to certain authorized purchasers (“Authorized Purchasers”) by offering baskets consisting of 50,000 shares (“Creation Baskets”) through ALPS Distributors, Inc., as the marketing agent (the “Marketing Agent”). Prior to May 1, 2012, each of USCI, CPER and USAG issued shares to Authorized Purchasers by offering baskets consisting of 100,000 shares through the Marketing Agent. USMI was not available to the public until June 19, 2012, and from its inception of offering, issues shares to certain Authorized Purchasers by offering baskets consisting of 50,000 shares through the Marketing Agent. The purchase price for a Creation Basket is based upon the net asset value (“NAV”) of a share calculated shortly after the close of the core trading session on the NYSE Arca on the day the order to create the basket is properly received.

From July 1, 2011 through December 31, 2013 (and continuing at least through May 1, 2014), Authorized Purchasers pay USCI $350 for each order placed to create one or more Creation Baskets or to redeem one or more baskets (“Redemption Baskets”), consisting of 50,000 shares; prior to July 1, 2011, Authorized Purchasers paid USCI $1,000 for each order placed to create one or more Creation Baskets or to redeem one or more Redemption Baskets. From May 1, 2012 through December 31, 2013 (and continuing at least through May 1, 2014), Authorized Purchasers pay each of CPER, USAG and USMI $350 for each order placed to create one or more Creation Baskets or to redeem one or more Redemption Baskets; prior to May 1, 2012, Authorized Purchasers paid $1,000 for each order placed to create one or more Creation Baskets or to redeem one or more Redemption Baskets. Shares may be purchased or sold on a nationally recognized securities exchange in smaller increments than a Creation Basket or Redemption Basket. Shares purchased or sold on a nationally recognized securities exchange are not purchased or sold at the per share NAY of each Trust Series but rather at market prices quoted on such exchange.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Commodity futures contracts, forward contracts, physical commodities, and related options are recorded on the trade date. All such transactions are recorded on the identified cost basis and marked to market daily. Unrealized gains or losses on open contracts are reflected in the statements of financial condition and represent the difference between the original contract amount and the market value (as determined by exchange settlement prices for futures contracts and related options and cash dealer prices at a predetermined time for forward contracts, physical commodities, and their related options) as of the last business day of the year or as of the last date of the financial statements. Changes in the unrealized gains or losses between periods are reflected in the statements of operations. Each Trust Series earns interest on its assets denominated in U.S. dollars on deposit with the futures commission merchant at the 90-day Treasury bill rate. In addition, each Trust Series earns income on funds held at the custodian and/ or futures commission merchant at prevailing market rates earned on such investments.

Brokerage Commissions
Brokerage commissions on all open commodity futures contracts are accrued on a full-turn basis.

Income Taxes

The Trust Series are not subject to federal income taxes; each investor reports his/her allocable share of income, gain, loss deductions or credits on his/her own income tax return.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), each Trust Series is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any tax related appeals or litigation processes, based on the technical merits of the position. Each Trust Series files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states. None of the Trust Series is subject to income tax return examinations by major taxing authorities for years before 2010 (year of the Trust Series’ inception, but not necessarily the commencement of operations for each Trust Series). The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in each Trust Series recording a tax liability that reduces net assets.

However, each Trust Series’ conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analysis of and changes to tax laws, regulations and interpretations thereof. Each Trust Series recognizes interest accrued related to unrecognized tax benefits and penalties related to unrecognized tax benefits in income tax fees payable, if assessed. No interest expense or penalties have been recognized as of and for the year ended December 31, 2013 for any Trust Series.

Trust Capital and Allocation of Income and Losses

Profit or loss shall be allocated among the shareholders of each Trust Series in proportion to the number of shares each investor holds as of the close of each month. USCF may revise, alter or otherwise modify this method of allocation as described in the Trust Agreement.

Adoption of New Monthly Allocation Convention

Effective January 1, 2012, USCI adopted a new convention for allocating items of income, gain, loss, deduction and credits. In situations where a partner’s interest in a partnership is sold or otherwise transferred during a taxable year, the Code generally requires that partnership tax items for the year be allocated among the partners using either an interim closing of the books or a daily proration method. USCI uses an interim closing of the books method under which income, gains and losses (both realized and unrealized), deductions and credits are determined on a monthly basis. Prior to January 1, 2012, USCI allocated these tax items among the holders of the shares (including those who dispose of shares during a taxable year) in proportion to the number of shares owned by them on the last trading day of each month. For this purpose, if an investor holds a share as of the close of business of the last trading day of a particular month, such investor is treated as if it owned the share throughout the month and thus is allocated all of the items of income, gain, deduction, loss or credit attributable to that share for such month (the “same-month convention”).

Effective January 1, 2012 for USCI, November 15, 2011 for CPER, April 13, 2012 for USAG and June 19, 2012 for USMI, an allocation convention is applied pursuant to which each Trust Series’ tax items for each month will be allocated among the holders of shares in proportion to the number of shares owned by them as of the close of business of the last trading day of the previous month. If an investor who holds a share as of the close of business on the last trading day of the previous month disposes of a share during the current month, such investor will be treated for purposes of making allocations as if it owned the share throughout the current month (the “next-month convention”). For example, an investor who buys a share on April 10 of a year and sells it on May 20 of the same year will be allocated all of the tax items attributable to May (because he or she is deemed to hold it through the last day of May) but will not be allocated any of the tax items attributable to April. The tax items attributable to that share for April will be allocated to the person who is the actual or deemed holder of the share as of the close of business on the last trading day of March.

For investors in USCI, as a result of the transition from the same-month convention to the next-month convention, an investor who bought a share in December 2011 and sold the share on or after January 1, 2012 will be allocated the tax items attributable to that share for December 2011 as well as the tax items attributable to that share for 2012.

Creations and Redemptions

Authorized Purchasers may purchase Creation Baskets or redeem Redemption Baskets only in blocks of 50,000 shares. Effective as of May 1, 2012, Authorized Purchasers may purchase Creation Baskets or redeem Redemption Baskets for USCI, CPER and USAG only in blocks of 50,000 shares at a price equal to the NAY of the shares calculated shortly after the close of the core trading session on the NYSE Arca on the day the order is placed. Prior to May 1, 2012, Authorized Purchasers could only purchase Creation Baskets or redeem Redemption Baskets for USCI, CPER and USAG in blocks of 100,000 shares. USMI was not available to the public until June 19, 2012, and from its inception of offering, Authorized Purchasers could only purchase Creation Baskets in blocks of 50,000 shares.

Each Trust Series receives or pays the proceeds from shares sold or redeemed within three business days after the trade date of the purchase or redemption. The amounts due from Authorized Purchasers are reflected in each Trust Series’ statements of financial condition as receivable for shares sold, and amounts payable to Authorized Purchasers upon redemption are reflected as payable for shares redeemed.

Calculation of Net Asset Value Per Share

Each Trust Series’ per share NAV is calculated on each NYSE Arca trading day by taking the current market value of its total assets, subtracting any liabilities and dividing the amount by the total number of shares issued and outstanding. Each Trust Series uses the closing prices on the relevant Futures Exchanges (as defined in Note 3 below) of the Applicable Benchmark Component Futures Contracts (as defined in Note 3 below) that at any given time make up the Applicable Index (as defined in Note 3 below) (determined at the earlier of the close of such exchange or 2:30 p.m. New York time) for the contracts traded on the Futures Exchanges, but calculates or determines the value of all other investments of each Trust Series using market quotations, if available, or other information customarily used to determine the fair value of such investments.

Net Income (Loss) Per Share

Net income (loss) per share is the difference between the per share NAY at the beginning of each period and the per share NAY at the end of each period. The weighted average number of shares outstanding was computed for purposes of disclosing net income (loss) per weighted average share. The weighted average shares are equal to the number of shares outstanding at the end of the period, adjusted proportionately for shares added and redeemed based on the amount of time the shares were outstanding during such period. As of December 31, 2013, USCF did not hold any shares of the Trust Series.

Offering Costs

Offering costs incurred in connection with the registration of shares prior to the commencement of the offering are borne by USCF. Offering costs incurred in connection with the registration of additional shares after the commencement of the offering are borne by each Trust Series. These costs include registration fees paid to regulatory agencies and all legal, accounting, printing and other expenses associated with such offerings. Costs borne by the Trust Series after the commencement of an offering are accounted for as a deferred charge and thereafter amortized to expense over twelve months on a straight-line basis or a shorter period if warranted.

Cash Equivalents

Cash equivalents include money market funds and overnight deposits or time deposits with original maturity dates of six months or less.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires USCF to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of the revenue and expenses during the reporting period. Actual results may differ from those estimates and assumptions.

NOTE 3 - TRUST SERIES

In connection with the execution of the First Trust Agreement on April 1, 2010, USCI was designated as the first series of the Trust. USCF contributed $1,000 to the Trust upon its formation on December 21, 2009, representing an initial contribution of capital to the Trust. Following the designation of USCI as the first series of the Trust, the initial capital contribution of $1,000 was transferred from the Trust to USCI and deemed an initial contribution to USCI. In connection with the commencement of USCI’s initial offering of shares, USCF received 20 Sponsor Shares of USCI in exchange for the previously received capital contribution, representing a beneficial ownership interest in USCI.

On July 30, 2010, USCI received a notice of effectiveness from the U.S. Securities and Exchange Commission (the “SEC”) for its registration of 50,000,000 shares on Form S-1 with the SEC. On August 10, 2010, USCI listed its shares on the NYSE Arca under the ticker symbol “USCI”. USCI established its initial per share NAV by setting the price at $50.00 and issued 100,000 shares in exchange for $5,000,000 on August 10, 2010. USCI also commenced investment operations on August 10, 2010 by purchasing Futures Contracts traded on the Futures Exchanges. In order to satisfy NYSE Arca listing standards that at least 100,000 shares be outstanding at the beginning of the trading day on the NYSE Arca, USCF purchased the initial Creation Basket from the initial Authorized Purchaser at the initial offering price. The $1,000 fee that would otherwise be charged to the Authorized Purchaser in connection with an order to create or redeem was waived in connection with the initial Creation Basket. USCF held such initial Creation Basket until September 3, 2010, at which time the initial Authorized Purchaser repurchased the shares comprising such basket in accordance with the specified conditions noted above. On September 14, 2011, USCF redeemed the 20 Sponsor Shares of USCI and, on September 19, 2011, USCF purchased five shares of USCI in the open market.

In connection with the Second Amended and Restated Trust Agreement dated November 10, 2010, USMI, USAG and CPER were designated as three additional series of the Trust. Following the designation of the additional series, an initial capital contribution of $3,000 was transferred from USCF to the Trust. On November 10, 2010, the Trust transferred $1,000 to each of USMI, USAG and CPER, which was deemed a capital contribution to each series. On November 14, 2011, USCF received 40 Sponsor Shares of CPER in exchange for the previously received capital contribution, representing a beneficial interest in CPER. On December 7, 2011, USCF redeemed the 40 Sponsor Shares of CPER and purchased 40 shares of CPER in the open market. On April 13, 2012, USCF received 40 Sponsor Shares of USAG in exchange for the previously received capital contribution, representing a beneficial interest in USAG. On June 28, 2012, USCF redeemed the 40 Sponsor Shares of USAG and on October 3, 2012, purchased 5 shares of USAG on the open market. On June 19, 2012, USCF received 40 Sponsor Shares of USMI in exchange for the previously received capital contribution, representing a beneficial interest in USMI. On August 27, 2012, USCF redeemed the 40 Sponsor Shares of USMI.

CPER, USAG and USMI received notice of effectiveness from the SEC for its registration of 30,000,000 CPER shares, 20,000,000 USAG shares and 20,000,000 USMI shares on September 6, 2011. The order to permit listing CPER, USAG and USMI on the NYSE Arca was received on October 20, 2011. On November 15, 2011, CPER listed its shares on the NYSE Arca under the ticker symbol “CPER.” CPER established its initial per share NAV by setting the price at $25.00 and issued 100,000 shares to the initial authorized purchaser, Merrill Lynch Professional Clearing Corp., in exchange for $2,500,000 in cash on November 15, 2011. The $1,000 fee that would otherwise be charged to the Authorized Purchaser in connection with an order to create or redeem was waived in connection with the initial Creation Basket.

On April 13, 2012, USAG listed its shares on the NYSE Arca under the ticker symbol “USAG.” USAG established its initial per share NAV by setting the price at $25.00. On April 14, 2012, USCF purchased 2 initial Creation Baskets of USAG. In accordance with applicable requirements of Regulation M under the Securities Exchange Act of 1934, no Creation Baskets were offered to Authorized Purchasers nor were the shares listed on the NYSE Arca until five business days had elapsed from the date of USCF’s purchase of the initial Creation Basket on April 4, 2012. The $1,000 fee that would have otherwise been charged in connection with an order to create or redeem was waived in connection with the initial Creation Basket.

On June 19, 2012, USMI listed its shares on the NYSE Arca under the ticker symbol “USMI.” USMI established its initial per share NAV by setting the price at $25.00. On June 11, 2012, USCF purchased two initial Creation Baskets of USMI. In accordance with applicable requirements of Regulation M under the Securities Exchange Act of 1934, no Creation Baskets were offered to Authorized Purchasers nor were the shares listed on the NYSE Arca until five business days had elapsed from the date of USCF’s purchase of the initial Creation Basket on June 11, 2012. The $350 fee that would have otherwise been charged in connection with an order to create or redeem was waived in connection with the initial Creation Basket. On August 29, 2012, USCF redeemed one of two initial Creation Baskets of USMI, leaving its holdings to 50,000 shares.

USCI’s Investment Objective

USCI invests in futures contracts for commodities that are currently traded on the New York Mercantile Exchange (the “NYMEX”), ICE Futures (“ICE Futures”), Chicago Board of Trade (“CBOT”), Chicago Mercantile Exchange (“CME”), London Metal Exchange (“LME”), Commodity Exchange, Inc. (“COMEX”) or on other foreign exchanges (the NYMEX, ICE Futures, CBOT, CME, LME, Comex and other foreign exchanges, collectively, the “Futures Exchanges”) (such futures contracts, collectively, “Futures Contracts”) and, to a lesser extent, in order to comply with regulatory requirements or in view of market conditions, other commodity-based contracts and instruments such as cash-settled options on Futures Contracts, forward contracts relating to commodities, cleared swap contracts and other non exchange traded (“over-the-counter”) transactions that are based on the price of commodities and Futures Contracts (collectively, “Other Commodity-Related Investments”). Market conditions that USCF currently anticipates could cause USCI to invest in Other Commodity Related Investments would be those allowing USCI to obtain greater liquidity or to execute transactions with more favorable pricing. Futures Contracts and Other Commodity-Related Investments collectively are referred to as “Commodity Interests.”

The investment objective of USCI is for the daily changes in percentage terms of its shares’ per share net asset value (“NAV”) to reflect the daily changes in percentage terms of the SummerHaven Dynamic Commodity Index Total ReturnSM (the “SDCI”), less USCI’s expenses. USCF does not intend to operate USCI in a fashion such that its per share NAV will equal, in dollar terms, the spot prices of the commodities underlying the Benchmark Component Futures Contracts (as defined below) that comprise the SDCI or the prices of any particular group of Futures Contracts. USCI will not seek to achieve its stated investment objective over a period of time greater than one day. USCI believes that it is not practical to manage the portfolio to achieve such an investment goal when investing in Futures Contracts and Other Commodity-Related Investments. The SDCI is designed to reflect the performance of a diversified group of commodities. The SDCI is comprised of 14 Futures Contracts that are selected on a monthly basis from a list of 27 possible Futures Contracts. The Futures Contracts that at any given time make up the SDCI are referred to herein as “Benchmark Component Futures Contracts.” The SDCI is owned and maintained by SummerHaven Index Management, LLC (“SummerHaven Indexing”) and calculated and published by Bloomberg, L.P. USCI invests first in the current Benchmark Component Futures Contracts and other Futures Contracts intended to replicate the return on the current Benchmark Component Futures Contracts and, thereafter may hold Futures Contracts in a particular commodity other than one specified as the Benchmark Component Futures Contract, or may hold Other Commodity-Related Investments that are intended to replicate the return on the Benchmark Futures Contracts, but may fail to closely track the SDCI’s total return movements. If USCI increases in size, and due to its obligations to comply with regulatory limits or due to other market pricing or liquidity factors, USCI may invest in Futures Contract months other than the designated month specified as the Benchmark Component Futures Contract, or in Other Commodity-Related Investments, which may have the effect of increasing transaction related expenses and may result in increased tracking error.

USCI’s shares began trading on August 10, 2010. As of December 31, 2013, USCI held 2,409 Futures Contracts on the NYMEX, 2,943 Futures Contracts on the ICE Futures, 1,529 Futures Contracts on the CBOT, 1,128 Futures Contracts on the CME, 5,130 Futures Contracts on the LME and 434 Futures Contracts on the COMEX, totaling 13,573 futures contracts.

CPER’s Investment Objective

The investment objective of CPER is for the daily changes in percentage terms of its shares’ per share NAV to reflect the daily changes in percentage terms of the Summer-Haven Copper Index Total ReturnSM (the “SCITR”), less CPER’s expenses. USCF does not intend to operate CPER in a fashion such that its per share NAV will equal, in dollar terms, the spot prices of the commodities underlying the Benchmark Component Copper Futures Contracts (as defined below) that comprise the SCITR or the prices of any particular group of Futures Contracts. CPER will not seek to achieve a stated investment objective over a period of time greater than one day. USCF believes that it is not practical to manage the portfolio to achieve such an investment goal when investing in Futures Contracts and Other Copper-Related Investments (as defined below). The SCITR is designed to reflect the performance of the investment returns from a portfolio of copper futures contracts. The SCITR is owned and maintained by SummerHaven Indexing and calculated and published by the NYSE Arca. The SCITR is comprised of either two or three Eligible Copper Futures Contracts that are selected on a monthly basis based on quantitative formulas relating to the prices of the Eligible Copper Futures Contracts developed by SummerHaven Indexing. The Eligible Copper Futures Contracts that at any given time make up the SCITR are referred to herein as “Benchmark Component Copper Futures Contracts.”

CPER seeks to achieve its investment objective by investing to the fullest extent possible in the Benchmark Component Copper Futures Contracts. Then, if constrained by regulatory requirements or in view of market conditions, CPER will invest next in other Eligible Copper Futures Contracts, and finally to a lesser extent, in other exchange traded futures contracts that are economically identical or substantially similar to the Benchmark Component Copper Futures Contracts if one or more other Eligible Copper Futures Contracts is not available. When CPER has invested to the fullest extent possible in exchange-traded futures contracts, CPER may then invest in other contracts and instruments based on the Benchmark Component Copper Futures Contracts, other Eligible Copper Futures Contracts or copper, such as cash-settled options, forward contracts, cleared swap contracts and swap contracts other than cleared swap contracts. Other exchange-traded futures contracts that are economically identical or substantially similar to the Benchmark Component Copper Futures Contracts and other contracts and instruments based on the Benchmark Component Copper Futures Contracts, are collectively referred to collectively as “Other Copper-Related Investments,” and together with Benchmark Component Copper Futures Contracts and other Eligible Copper Futures Contracts, “Copper Interests.” CPER’s shares began trading on November 15, 2011. As of December 31, 2013, CPER held 27 Futures Contracts on the COMEX.

USAG’s Investment Objective

The investment objective of USAG is for the daily changes in percentage terms of its shares’ per share NAV to reflect the daily changes in percentage terms of the Summer-Haven Dynamic Agriculture Index Total ReturnSM (the “SDAI”), less USAG’s expenses. USCF does not intend to operate USAG in a fashion such that its per share NAV will equal, in dollar terms, the spot prices of the commodities underlying the Benchmark Component Agriculture Futures Contracts (as defined below) that comprise the SDAI or the prices of any particular group of Futures Contracts. USAG will not seek to achieve its stated investment objective over a period of time greater than one day. USCF believes that it is not practical to manage the portfolio to achieve such an investment goal when investing in Futures Contracts and Other Agriculture-Related Investments (as

defined below). The SDAI is designed to reflect the performance of a diversified group of agricultural commodities. The SDAI is owned and maintained by SummerHaven Indexing and calculated and published by the NYSE Arca. Futures contracts for the agricultural commodities comprising the SDAI are traded on ICE Future US, ICE Futures Canada, the CBOT, the Kansas City Board of Trade (“KCBT”) and the CME and are collectively referred to herein as “Eligible Agriculture Futures Contracts.” The SDAI is comprised of 14 Eligible Agriculture Futures Contracts that are selected on a monthly basis based on quantitative formulas developed by SummerHaven Indexing. The Eligible Agriculture Futures Contracts that at any given time make up the SDAI are referred to herein as “Benchmark Component Agriculture Futures Contracts.” The relative weighting of the Benchmark Component Agriculture Futures Contracts will change on a monthly basis, based on quantitative formulas relating to the prices of the Benchmark Component Agriculture Futures Contracts developed by SummerHaven Indexing.

USAG seeks to achieve its investment objective by investing to the fullest extent possible in the Benchmark Component Agriculture Futures Contracts. Then, if constrained by regulatory requirements or in view of market conditions, USAG will invest next in other Eligible Agriculture Futures Contracts based on the same agricultural commodity as the futures contracts subject to such regulatory constraints or market conditions, and finally, to a lesser extent, in other exchange traded futures contracts that are economically identical or substantially similar to the Benchmark Component Agriculture Futures Contracts if one or more other Eligible Agriculture Futures Contracts is not available. When USAG has invested to the fullest extent possible in exchange-traded futures contracts, USAG may then invest in other contracts and instruments based on the Benchmark Component Agriculture Futures Contracts, other Eligible Agriculture Futures Contracts or the agricultural commodities included in the SDAI, such as cash-settled options, forward contracts, cleared swap contracts and swap contracts other than cleared swap contracts. Other exchange-traded futures contracts that are economically identical or substantially similar to the Benchmark Component Agriculture Futures Contracts and other contracts and instruments based on the Benchmark Component Agriculture Futures Contracts, as well as metals included in the SDAI, are collectively referred to as “Other Agriculture-Related Investments,” and together with Benchmark Component Agriculture Futures Contracts and other Eligible Agriculture Futures Contracts, “Agriculture Interests.” USAG’s shares began trading on April 13, 2012. As of December 31, 2013, USAG held 29 Futures Contracts on the ICE Futures, 11 Futures Contracts on the CME, 1 Futures Contract on the KCBT and 27 Futures Contracts on the CBOT, totaling 68 futures contracts.

USMI’s Investment Objective

The investment objective of USMI is for the daily changes in percentage terms of its shares’ per share NAV to reflect the daily changes in percentage terms of the Summer-Haven Metals Index Total ReturnSM (the “SDMI”), less USMI’s expenses. USCF does not intend to operate USMI in a fashion such that its per share NAV will equal, in dollar terms, the spot prices of the commodities underlying the Benchmark Component Metals Futures Contracts (as defined below) that comprise the SDMI or the prices of any particular group of Futures Contracts. USMI will not seek to achieve its stated investment objective over a period of time greater than one day. USCF believes that it is not practical to manage the portfolio to achieve such an investment goal when investing in Futures Contracts and Other Metals-Related Investments (as defined below). The SDMI is owned and maintained by SummerHaven Indexing and calculated and published by the NYSE Arca. Futures contracts for the metals in the SDMI that are traded on the NYMEX, the LME and COMEX are collectively referred to herein as “Eligible Metals Futures Contracts.” The SDMI is comprised of 10 Eligible Metals Futures Contracts that are selected on a monthly basis based on quantitative formulas developed by SummerHaven Indexing. The Eligible Metals Futures Contracts that at any given time make up the SDMI are referred to herein as “Benchmark Component Metals Futures Contracts.” The relative weighting of the Benchmark Component Metals Futures Contracts will change on a monthly basis, based on quantitative formulas relating to the prices of the Benchmark Component Metals Futures Contracts developed by Sum-merHaven Indexing.

USMI seeks to achieve its investment objective by investing to the fullest extent possible in the Benchmark Component Metals Futures Contracts. Then, if constrained by regulatory requirements or in view of market conditions, USMI will invest next in other Eligible Metals Futures Contracts, and finally to a lesser extent, in other exchange traded futures contracts that are economically identical or substantially similar to the Benchmark Component Metals Futures Contracts if one or more other Eligible Metals Futures Contracts is not available. When USMI has invested to the fullest extent possible in exchange-traded futures contracts, USMI may then invest in other contracts and instruments based on the Benchmark Component Metals Futures Contracts, other Eligible Metals Futures Contracts or the metals included in the SDMI, such as cash-settled options, forward contracts, cleared swap contracts and swap contracts other than cleared swap contracts. Other exchange-traded futures contracts that are economically identical or substantially similar to the Benchmark Component Metals Futures Contracts and other contracts and instruments based on the Benchmark Component Metals Futures Contracts are collectively referred to as “Other Metals-Related Investments,” and together with Benchmark Component Metals Futures Contracts and other Eligible Metals Futures Contracts, “Metals Interests.” USMI’s shares began trading on June 19, 2012. As of December 31, 2013, USMI held 3 Futures Contracts on the NYMEX, 90 Futures Contracts on the LME and 12 Futures Contracts on the COMEX, totaling 105 futures contracts.

Other Defined Terms – Trust Series

The SDCI, the SCITR, the SDAI and the SDMI are referred to throughout these Notes to Financial Statements collectively as the “Applicable Index” or “Indices.”

Benchmark Component Futures Contracts, Benchmark Component Copper Futures Contracts, Benchmark Component Agriculture Futures Contracts and Benchmark Component Metals Futures Contracts are referred to throughout these Notes to Financial Statements collectively as “Applicable Benchmark Component Futures Contracts.”

Other Commodity-Related Investments, Other Copper-Related Investments, Other Agriculture-Related Interests and Other Metals-Related Investments are referred to throughout these Notes to Financial Statements collectively as “Other Related Investments.”

Trading Advisor and Trustee

The Trust Series’ trading advisor is SummerHaven Investment Management, LLC (“SummerHaven”), a Delaware limited liability company that is registered as a commodity trading advisor and CPO with the CFTC and is a member of the NFA. SummerHaven provides advisory services to USCF with respect to the Applicable Index of each Trust Series and the investment decisions of each Trust Series.

The Trustee accepts service of legal process on the Trust in the State of Delaware and makes certain filings under the Delaware Statutory Trust Act. The Trustee does not owe any other duties to the Trust, USCF or the shareholders.

NOTE 4 - FEES PAID BY EACH TRUST SERIES AND RELATED PARTY TRANSACTIONS

USCF Management Fee

Under the Trust Agreement, USCF is responsible for investing the assets of each Trust Series in accordance with the objectives and policies of each such Trust Series. In addition, USCF has arranged for one or more third parties to provide trading advisory, administrative, custody, accounting, transfer agency and other necessary services to each Trust Series. For these services, each of USCI, CPER, USAG and USMI is contractually obligated to pay USCF a fee, which is paid monthly, equal to 0.95% per annum of average daily total net assets. Effective as of May 29, 2012 (and continuing at least through May 1, 2014), USCF voluntarily waived the management fee paid by each of CPER and USAG from 0.95% per annum of average daily total net assets to 0.65% and 0.80% per annum of average daily total net assets, respectively. Effective as of May 30, 2012 (and continuing at least through May 1, 2014), USCF voluntarily waived the management fee paid by USMI from 0.95% per annum of average daily total net assets to 0.70% per annum of average daily total net assets. The reduced fee for USMI became operational as of June 19, 2012, when USMI first became listed on the NYSE Arca.

Trustee Fee

The Trustee is the Delaware trustee of the Trust. In connection with the Trustee’s services, USCF is responsible for paying the Trustee’s annual fee in the amount of $3,000.

Ongoing Registration Fees and Other Offering Expenses

Each Trust Series pays the costs and expenses associated with the ongoing registration of its shares subsequent to the initial offering. These costs include registration or other fees paid to regulatory agencies in connection with the offer and sale of shares, and all legal, accounting, printing and other expenses associated with such offer and sale. During the years ended December 31, 2013, 2012 and 2011, none of the Trust Series incurred any registration fees or other offering expenses.

Directors’ Fees and Expenses

Each Trust Series is responsible for paying its portion of the directors’ and officers’ liability insurance for such Trust Series and the Related Public Funds. In addition, as of July 8, 2011, each Trust Series is responsible for paying the fees and expenses of the independent directors who also serve as audit committee members of the Trust Series and the Related Public Funds organized as limited partnerships. Each Trust Series shares the fees and expenses on a pro rata basis with each other Trust Series and each Related Public Fund, as described above, based on the relative assets of each fund computed on a daily basis. These fees and expenses for the year ended December 31, 2013 amounted to a total of $555,465 for the Trust Series and the Related Public Funds. USCI’s portion of such fees and expenses for the year ended December 31, 2013 was $104,184, CPER’s portion of such fees and expenses for the year ended December 31, 2013 was $488. USAG’s portion of such fees and expenses for the year ended December 31, 2013 was $471 and USMI’s portion of such fees and expenses for the year ended December 31, 2013 was $493. For the year ended December 31, 2012, these fees and expenses were $540,586 for the Trust Series and the Related Public Funds. USCI’s portion of such fees and expenses for the year ended December 31, 2012 was $68,533, CPER’s portion of such fees and expenses for the year ended December 31, 2012 was $415, USAG’s portion of such fees and expenses for the year ended December 31, 2012 was $220 and USMI’s portion of such fees and expenses for the year ended December 31, 2012 was $154.

Investor Tax Reporting Cost

The fees and expenses associated with each Trust Series’ audit expenses and tax accounting and reporting requirements are paid by such Trust Series. These costs amounted to a total of $400,000 for the year ended December 31, 2013 for USCI, $50,000 for the year ended December 31, 2013 for CPER, $75,000 for the year ended December 31, 2013 for USAG and $75,000 for the year ended December 31, 2013 for USMI.

Other Expenses and Fees and Expense Waivers

In addition to the fees described above, each Trust Series pays all brokerage fees and other expenses in connection with the operation of such Trust Series, excluding costs and expenses paid by USCF as outlined in Note 5 below. USCF had voluntarily agreed to pay certain expenses normally borne by USCI to the extent that such expenses exceeded 0.15% (15 basis points) of USCI’s NAY, on an annualized basis, through March 31, 2011. As of March 31, 2011, the expense waiver for USCI was no longer in effect. In addition, USCF has voluntarily agreed to pay certain expenses normally borne by each of CPER, USAG and USMI to the extent that such expenses exceed 0.15% (15 basis points) of each of CPER’s, USAG’s and USMI’s NAY, on an annualized basis, through at least May 1, 2014. USCF has no obligation to continue such payments into subsequent periods. For the year ended December 31, 2013, USCF waived $81,789 in expenses for CPER, $81,772 for USAG and $82,165 for USMI. This voluntary expense waiver is in addition to those amounts USCF is contractually obligated to pay as described in Note 5.

NOTE 5 - CONTRACTS AND AGREEMENTS

USCF and the Trust, each on its own behalf and on behalf of each Trust Series, are party to a marketing agent agreement, dated as of July 22, 2010, as amended from time to time, with the Marketing Agent, whereby the Marketing Agent provides certain marketing services for each Trust Series as outlined in the agreement. The fee of the Marketing Agent, which is borne by USCF, is equal to 0.06% on each Trust Series’ assets up to $3 billion and 0.04% on each Trust Series’ assets in excess of $3 billion.

The above fee does not include the following expenses, which are also borne by USCF: the cost of placing advertisements in various periodicals; website construction and development; or the printing and production of various marketing materials.

USCF and the Trust, on its own behalf and on behalf of each Trust Series, are also party to a custodian agreement, dated July 22, 2010, as amended from time to time, with Brown Brothers Harriman & Co. (“BBH&Co.”), whereby BBH&Co. holds investments on behalf of each Trust Series. USCF pays the fees of the custodian, which are determined by the parties from time to time. In addition, USCF and the Trust, on its own behalf and on behalf of each Trust Series, are party to an administrative agency agreement, dated July 22, 2010, as amended from time to time, with BBH&Co., whereby BBH&Co. acts as the administrative agent, transfer agent and registrar for each Trust Series. USCF also pays the fees of BBH&Co. for its services under such agreement and such fees are determined by the parties from time to time.

Currently, USCF pays BBH&Co. for its services, in the foregoing capacities, a minimum amount of $75,000 annually for its custody, fund accounting and fund administration services rendered to each Trust Series and each of the Related Public Funds, as well as a $20,000 annual fee for its transfer agency services. In addition, USCF pays BBH&Co. an asset-based charge of: (a) 0.06% for the first $500 million of the Related Public Funds’ combined net assets, (b) 0.0465% for the Related Public Funds’ combined net assets greater than $500 million but less than $1 billion, and (c) 0.035% once the Related Public Funds’ combined net assets exceed $1 billion. The annual minimum amount will not apply if the asset-based charge for all accounts in the aggregate exceeds $75,000. USCF also pays transaction fees ranging from $7 to $15 per transaction.

Each Trust Series has entered into a brokerage agreement, dated March 1, 2010 for USCI and November 18, 2011 for each of CPER, USAG and USMI, as amended from time to time, with Newedge USA, LLC (“Newedge”). The agreement requires Newedge to provide services to each Trust Series in connection with the purchase and sale of Futures Contracts and Other Related Investments that may be purchased and sold by or through Newedge for each Trust Series’ account. In accordance with the agreement, Newedge charges each Trust Series commissions of approximately $7 to $15 per round-turn trade, including applicable exchange and NFA fees for Futures Contracts and options on Futures Contracts. Such fees include those incurred when purchasing Futures Contracts and options on Futures Contracts when each Trust Series issues shares as a result of a Creation Basket, as well as fees incurred when selling Futures Contacts and options on Futures Contracts when each Trust Series redeems shares as a result of a Redemption Basket. Such fees are also incurred when Futures Contracts and options on Futures Contracts are purchased or redeemed for the purpose of rebalancing the portfolio. Each Trust Series also incurs commissions to brokers for the purchase and sale of Futures Contracts, Other Commodity-Related Investments or Treasuries. During the year ended December 31, 2013, total commissions accrued to brokers amounted to $390,945 for USCI. Of this amount, approximately $376,294, or 96.25%, was a result of rebalancing costs and approximately $14,651, or 3.75%, was the result of trades necessitated by creation and redemption activity. By comparison, during the year ended December 31, 2012, total commissions accrued to brokers amounted to $310,109 for USCI. Of this amount, approximately $296,759, or 95.70%, was a result of rebalancing costs and approximately $13,350, or 4.30%, was the result of trades necessitated by creation and redemption activity. By comparison, during the period ended December 31, 2011, total commissions accrued to brokers amounted to $307,284 for USCI. Of this amount, approximately $286,584, or 93.26%, was a result of rebalancing costs and approximately $20,700, or 6.74%, was the result of trades necessitated by creation and redemption activity. The increase in USCI’s total commissions accrued to brokers for the year ended December 31, 2013 as compared to the year ended December 31, 2012, was primarily due to an increase in the number of contracts traded during the rebalancing periods for the year ended December 31, 2013. The increase in USCI’s total commissions accrued to brokers for the year ended December 31, 2012 as compared to the year ended December 31, 2011, was primarily due an increase in USCI’s total net assets for the year ended December 31, 2012. As an annualized percentage of average total net assets, USC!’s figure for the year ended December 31, 2013 represents approximately 0.08% of USC!’s average total net assets. By comparison, USC!’s figure for the year ended December 31, 2012 represented approximately 0.07% of USC!’s average total net assets and the figure for the year ended December 31, 2011 represented approximately 0.08% of USCI’s average total net assets. However, there can be no assurance that commission costs and portfolio turnover will not cause commission expenses to rise in future quarters.

During the year ended December 31, 2013, total commissions accrued to brokers amounted to $916 for CPER. Of this amount, approximately $916, or 100%, was a result of rebalancing costs and there were no trades necessitated by creation and redemption activity. By comparison, during the year ended December 31, 2012, total commissions accrued to brokers amounted to $956 for CPER. Of this amount, approximately $799, or 83.58%, was a result of rebalancing costs and approximately $157, or 16.42%, was the result of trades necessitated by creation and redemption activity. By comparison, during the period ended December 31, 2011, total commissions accrued to brokers amounted to $177 for CPER. Of this amount, approximately $45, or 25.42%, was a result of rebalancing costs and approximately $132, or $74.58%, was the result of trades necessitated by creation and redemption activity. The decrease in CPER’s total commissions accrued to brokers for the year ended December 31, 2013, as compared to the year ended December 31, 2012, was primarily due to a decrease in the total number of contracts traded during the year ended December 31, 2013. The increase in CPER’s total commissions accrued to brokers for the year ended December 31, 2012, as compared to the period ended December 31, 2011, was primarily due to a slight increase in CPER’s total net assets for the year ended December 31, 2012 and that CPER was operating for only a portion of the period ended December 31, 2011 versus a full year of operations for the year ended December 31, 2012. As an annualized percentage of average total net assets, CPER’s figure for the year ended December 31, 2013 represents approximately 0.04% of CPER’s average total net assets. By comparison, CPER’s figure for the year ended December 31, 2012 represented 0.04% of CPER’s average total net assets and the figure for the period ended December 31, 2011 represented approximately 0.06% of CPER’s average total net assets. However, there can be no assurance that commission costs and portfolio turnover will not cause commission expenses to rise in future quarters.

During the year ended December 31, 2013, total commissions accrued to brokers amounted to $2,003 for USAG. Of this amount, approximately $2,003, or 100%, was a result of rebalancing costs and there were no trades necessitated by creation and redemption activity. By comparison, during the period ended December 31, 2012, total commissions accrued to brokers amounted to $2,632 for USAG. Of this amount, approximately $2,090, or 79.41%, was a result of rebalancing costs and approximately $542, or 20.59%, was the result of trades necessitated by creation and redemption activity. The decrease in USAG’s total commissions accrued to brokers for the year ended December

31, 2013, as compared to the period ended December 31, 2012, was primarily a result of a decrease in the total number of contracts traded during the year ended December 31, 2013. As an annualized percentage of average daily total net assets, USAG’s figure for the year ended December 31, 2013 represents approximately 0.08% of USAG’s average daily total net assets. By comparison, USAG’s figure for the period ended December 31, 2012 represented approximately 0.12% of USAG’s average total net assets. However, there can be no assurance that commission costs and portfolio turnover will not cause commission expenses to rise in future quarters.

During the year ended December 31, 2013, total commissions accrued to brokers amounted to $871 for USMI. Of this amount, approximately $774, or 88.91%, was a result of rebalancing costs and approximately $97, or 11.09%, was the result of trades necessitated by creation and redemption activity. By comparison, during the period ended December 31, 2012, total commissions accrued to brokers amounted to $714 for USMI. Of this amount, approximately $512, or 71.71%, was a result of rebalancing costs and approximately $202, or 28.29%, was the result of trades necessitated by creation and redemption activity. The increase in USMI’s total commissions accrued to brokers for the year ended December 31, 2013, as compared to the period ended December 31, 2012, was primarily a result of an increase in the number of contracts traded during the year ended December 31, 2013. As an annualized percentage of average daily total net assets, USMI’s figure for the year ended December 31, 2013 represents approximately 0.03% of USMI’s average daily total net assets. By comparison, USMI’s figure for the period ended December 31, 2012 represented approximately 0.05% of USMI’s average total net assets. However, there can be no assurance that commission costs and portfolio turnover will not cause commission expenses to rise in future quarters.

USCF is party to an Amended Advisory Agreement, dated July 1, 2011, as amended from time to time, with SummerHaven, whereby SummerHaven provides advisory services to USCF with respect to the Applicable Index for each Trust Series and investment decisions for each Trust Series. SummerHaven’s advisory services include, but are not limited to, general consultation regarding the calculation and maintenance of the Applicable Index for each Trust Series, anticipated changes to each Applicable Index and the nature of each Applicable Index’s current or anticipated component securities. For these services, USCF pays SummerHaven a fee based on a percentage of the average total net assets of each Trust Series. For USCI, the fee is equal to the percentage fees paid to USCF minus 0.14%, with that result multiplied by 0.5, minus 0.06% to arrive at the actual fee paid. For each of CPER, USAG and USMI, the fee is equal to the percentage fees paid to USCF minus 0.18%, with that result multiplied by 0.5, minus 0.6% to arrive at the actual fee paid.

USCF is also party to an Amended Licensing Agreement, dated July 1, 2011, as amended from time to time, with SummerHaven, whereby SummerHaven sub-licensed to each Trust Series the use of certain names and marks, including the Applicable Index for each Trust Series for which SummerHaven has a sub-license from SummerHaven Indexing, the owner of each Applicable Index. Under the Licensing Agreement, USCF paid SummerHaven an annual fee of $15,000 per each Trust Series for the year ended December 31, 2013, plus an annual fee of 0.06% of the average daily total net assets of each Trust Series.

NOTE 6 - FINANCIAL INSTRUMENTS, OFF-BALANCE SHEET RISKS AND CONTINGENCIES

Each Trust Series engages in the trading of futures contracts and options on futures contracts and may engage in cleared swaps (collectively, “derivatives”). As such, each Trust Series is exposed to both market risk, which is the risk arising from changes in the market value of the contracts, and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Each Trust Series may enter into futures contracts and options on futures contracts to gain exposure to changes in the value of an underlying commodity. A futures contract obligates the seller to deliver (and the purchaser to accept) the future delivery of a specified quantity and type of a commodity at a specified time and place. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery.

The purchase and sale of futures contracts and options on futures contracts require margin deposits with a futures commission merchant. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires a futures commission merchant to segregate all customer transactions and assets from the futures commission merchant’s proprietary activities.

Futures contracts involve, to varying degrees, elements of market risk (specifically commodity price risk) and exposure to loss in excess of the amount of variation margin. The face or contract amounts reflect the extent of the total exposure each Trust Series has in the particular classes of instruments. Additional risks associated with the use of futures contracts are an imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

All of the Futures Contracts held by each Trust Series were exchange-traded through December 31, 2013. The risks associated with exchange-traded contracts are generally perceived to be less than those associated with over-the-counter transactions since, in over-the-counter transactions, a party must rely solely on the credit of its respective individual counterparties. When each Trust Series enters into non-exchange traded contracts (including Exchange for Risk or EFR transactions), it is subject to the credit risk associated with counterparty non-performance. The credit risk from counterparty non-performance associated with such instruments is the net unrealized gain, if any, on the transaction. Currently, each Trust Series has credit risk under its futures contracts since the sole counterparty to all domestic and foreign futures contracts is the clearinghouse for the exchange on which the relevant contracts are traded. In addition, each Trust Series bears the risk of financial failure by the clearing broker.

A Trust Series’ cash and other property, such as Treasuries, deposited with a futures commission merchant are considered commingled with all other customer funds, subject to the futures commission merchant’s segregation requirements. In the event of a futures commission merchant’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than the total of cash and other property deposited. The insolvency of a futures commission merchant could result in the complete loss of a Trust Series’ assets posted with that futures commission merchant; however, the majority of each Trust Series’ assets are held in Treasuries, cash and/or cash equivalents with the Trust Series’ custodian and would not be impacted by the insolvency of a futures commission merchant. The failure or insolvency of the Trust Series’ custodian, however, could result in a substantial loss of each Trust Series’ assets.

USCF may invest a portion of each Trust Series’ cash in money market funds that seek to maintain a stable per share NAY. Each Trust Series may be exposed to any risk of loss associated with an investment in such money market funds. As of December 31, 2013 and December 31, 2012, none of the Trust Series held investments in money market funds. Each Trust Series holds cash deposits with its custodian. Pursuant to a written agreement with BBH&Co., uninvested overnight cash balances are swept to offshore branches of U.S. regulated and domiciled banks located in Toronto, Canada, London, United Kingdom, Grand Cayman, Cayman Islands and Nassau, Bahamas which are subject to U.S. regulation and regulatory oversight. As of December 31, 2013 and December 31, 2012, USCI held cash deposits and investments in Treasuries in the amounts of $494,440,076 and $491,119,704, respectively, with the custodian and futures commission merchant. As of December 31, 2013 and December 31, 2012, CPER held cash deposits and investments in Treasuries in the amounts of $2,166,695 and $2,541,590, respectively, with the custodian and futures commission merchant. As of December 31, 2013 and December 31, 2012, USAG held cash deposits and investments in Treasuries in the amounts of $2,328,626 and $2,679,845, respectively, with the custodian and futures commission merchant. As of December 31, 2013 and December 31, 2012, USMI held cash deposits and investments in Treasuries in the amounts of $2,248,304 and $2,605,049, respectively, with the custodian and futures commission merchant. Some or all of these amounts may be subject to loss should the Trust Series’ custodian and/or futures commission merchant cease operations.

For derivatives, risks arise from changes in the market value of the contracts. Theoretically, each Trust Series is exposed to market risk equal to the value of Futures Contracts purchased and unlimited liability on such contracts sold short. As both a buyer and a seller of options, each Trust Series pays or receives a premium at the outset and then bears the risk of unfavorable changes in the price of the contract underlying the option.

The Trust Series’ policy is to continuously monitor its exposure to market and counterparty risk through the use of a variety of financial, position and credit exposure reporting controls and procedures. In addition, the Trust Series or USCF have a policy of requiring review of the credit standing of each broker or counterparty with which they conduct business.

The financial instruments held by the applicable Trust Series are reported in its statements of financial condition at market or fair value, or at carrying amounts that approximate fair value, because of their highly liquid nature and short-term maturity.

NOTE 7 - FINANCIAL HIGHLIGHTS

The following tables present per share performance data and other supplemental financial data for each Trust Series for the years ended December 31, 2013, 2012 and 2011 for the shareholders. This information has been derived from information presented in the financial statements.

USCI

	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2011
Per Share Operating Performance:

Net asset value, beginning of year	$58.45	$58.47	$64.37
Total income (loss)	(1.75)	0.67	(5.16)
Total expenses	(0.64)	(0.69)	(0.74)
Net decrease in net asset value	(2.39)	(0.02)	(5.90)
Net asset value, end of year	$56.06	$58.45	$58.47

Total Return	(4.09)%	(0.03)%	(9.17)%

Ratios to Average Net Assets
Total loss	(3.25)%	(0.74)%	(15.97)%
Management fees	0.95%	0.95%	0.95%
Total expenses excluding management fees	0.19%	0.20%	0.21%
Expenses waived	-%	-%	(0.01)%
Net expenses excluding management fees	0.19%	0.20%	0.20%
Net loss	(4.39)%	(1.89)%	(17.12)%

CPER

	Year ended December 31, 2013		Year ended December 31, 2012		Year ended December 31, 2011*
Per Share Operating Performance:

Net asset value, beginning of year	$25.43		$24.47		$25.00
Total income (loss)	(2.31)		1.21		(0.49)
Total expenses	(0.20)		(0.25)		(0.04)
Net increase (decrease) in net asset value	(2.51)		0.96		(0.53)
Net asset value, end of year	$22.92		$25.43		$24.47

Total Return	(9.87	) %	3.92%		(2.12	) %

Ratios to Average Net Assets
Total income (loss)	(10.06	) %	5.35%		(2.01	) %
Management fees	0.65	%**	0.78	%**	0.95	%***
Total expenses excluding management fees	3.77%		3.98%		4.17	%***
Expenses waived	(3.56	) %	(3.78	) %	(3.95	) %***
Net expenses excluding management fees	0.21%		0.20%		0.22	%***
Net income (loss)	(10.92	) %	4.37%		(2.16	) %***

*	The commencement of operations of CPER was November 15, 2011.
**
Effective as of May 29, 2012 (and continuing at least through May 1, 2014), USCF voluntarily agreed to waive the management fee paid by CPER from 0.95% to 0.65% per annum of average daily total net assets.

***	Annualized.

USAG

	Year ended December 31, 2013		Year ended December 31, 2012*		Year ended December 31, 2011
Per Share Operating Performance:

Net asset value, beginning of year	$25.56		$25.00		$-
Total income (loss)	(2.52)		0.77		-
Total expenses	(0.25)		(0.21)		-
Net increase (decrease) in net asset value	(2.77)		0.56		-
Net asset value, end of year	$22.79		$25.56		$-

Total Return	(10.84)%		2.24%		-%

Ratios to Average Net Assets
Total income (loss)	(10.53)%		7.33%		-%
Management fees**	0.80	%***	0.83	%***	-%
Total expenses excluding management fees***	3.68%		3.91%		-%
Expenses waived**	(3.42)%		(3.63)%		-%
Net expenses excluding management fees**	0.25%		0.28%		-%
Net income (loss)	(11.58)%		6.53%		-%

*	The commencement of operations of USAG was April 13, 2012.
**	Annualized.
***
Effective as of May 29, 2012 (and continuing at least through May 1, 2014), USCF voluntarily agreed to waive the management fee paid by USAG from 0.95% to 0.80% per annum of average daily total net assets.

USMI

	Year ended December 31, 2013		Year ended December 31, 2012*		Year ended December 31, 2011
Per Share Operating Performance:

Net asset value, beginning of year	$26.47		$25.00		$-
Total income (loss)	(4.29)		1.59		-
Total expenses	(0.21)		(0.12)		-
Net increase (decrease) in net asset value	(4.50)		1.47		-
Net asset value, end of year	$21.97		$26.47		$-

Total Return	(17.00)%		5.88%		-%

Ratios to Average Net Assets
Total income (loss)	(15.12)%		6.92%		-%
Management fees**	0.70	%***	0.70	%***	-%
Total expenses excluding management fees**	3.46%		4.09%		-%
Expenses waived**	(3.26)%		(3.88)%		-%
Net expenses excluding management fees**	0.20%		0.21%		-%
Net income (loss)	(16.02)%		6.43%		-%

*	The commencement of operations of USMI was June 19, 2012.
**	Annualized.
***
Effective as of May 30, 2012 (and continuing at least through May 1, 2014), USCF voluntarily agreed to waive the management fee paid by USMI from 0.95% to 0.70% per annum of average daily total net assets.

Total returns are calculated based on the change in value during the period. An individual shareholder’s total return and ratio may vary from the above total returns and ratios

Total returns are calculated based on the change in value during the period. An individual shareholder’s total return and ratio may vary from the above total returns and ratios based on the timing of contributions to and withdrawals from each Trust Series.

NOTE 8 – QUARTERLY FINANCIAL DATA (Unaudited)

The following summarized (unaudited) quarterly financial information presents the results of operations and other data for the three-month periods ended March 31, June 30, September 30 and December 31, 2013 and 2012.

USCI

	First Quarter 2013	Second Quarter 2013	Third Quarter 2013	Fourth Quarter 2013
Total Income (Loss)	$(11,934,173)	$(30,572,977)	$25,652,345	$308,060
Total Expenses	1,389,487	1,502,357	1,458,386	1,470,234
Net Income (Loss)	$(13,323,660)	$(32,075,334)	$24,193,959	$(1,162,174)
Net Income (Loss) per Share	$(1.45)	$(3.49)	$2.65	$(0.10)

	First Quarter 2012	Second Quarter 2012	Third Quarter 2012	Fourth Quarter 2012
Total Income (Loss)	$16,846,394	$(25,335,289)	$27,459,791	$(22,143,646)
Total Expenses	1,107,823	1,168,452	1,321,972	1,327,938
Net Income (Loss)	$15,738,571	$(26,503,741)	$26,137,819	$(23,471,584)
Net Income (Loss) per Share	$2.83	$(3.79)	$3.84	$(2.90)

CPER

	First Quarter 2013	Second Quarter 2013	Third Quarter 2013	Fourth Quarter 2013
Total Income (Loss)	$(169,237)	$(270,337)	$173,114	$35,483
Total Expenses	29,020	29,058	23,897	19,584
Expense Waivers	(23,895)	(24,095)	(19,181)	(14,618)
Net Expenses	5,125	4,963	4,716	4,966
Net Income (Loss)	$(174,362)	$(275,300)	$168,398	$30,517
Net Income (Loss) per Share	$(1.74)	$(2.76)	$1.69	$0.30

	First Quarter 2012	Second Quarter 2012	Third Quarter 2012	Fourth Quarter 2012
Total Income (Loss)	$268,397	$(243,242)	$192,813	$(81,486)
Total Expenses	28,452	26,865	28,742	37,328
Expense Waivers	(20,992)	(20,257)	(23,656)	(31,459)
Net Expenses	7,460	6,608	5,086	5,869
Net Income (Loss)	$260,937	$(249,850)	$187,727	$(87,355)
Net Income (Loss) per Share	$2.61	$(2.50)	$1.72	$(0.87)

USAG

	First Quarter 2013	Second Quarter 2013	Third Quarter 2013	Fourth Quarter 2013
Total Income (Loss)	$(148,371)	$(63,796)	$42,904	$(82,323)
Total Expenses	36,337	36,461	23,296	10,845
Expense Waivers	(29,863)	(30,231)	(17,041)	(4,637)
Net Expenses	6,474	6,230	6,255	6,208
Net Income (Loss)	$(154,845)	$(70,026)	$36,649	$(88,531)
Net Income (Loss) per Share	$(1.55)	$(0.70)	$0.36	$(0.88)

	First Quarter 2012	Second Quarter 2012	Third Quarter 2012	Fourth Quarter 2012
Total Income (Loss)	$-	$132,753	$258,097	$(174,764)
Total Expenses	-	28,781	34,170	37,423
Expense Waivers	-	(20,700)	(26,019)	(30,132)
Net Expenses	-	8,081	8,151	7,291
Net Income (Loss)	$-	$124,672	$249,946	$(182,055)
Net Income (Loss) per Share	$-	$0.53	$1.85	$(1.82)

USMI

	First Quarter 2013	Second Quarter 2013	Third Quarter 2013	Fourth Quarter 2013
Total Income (Loss)	$(123,970)	$(401,340)	$217,637	$(73,285)
Total Expenses	35,676	35,404	23,760	10,099
Expense Waivers	(29,804)	(30,264)	(17,110)	(4,987)
Net Expenses	5,872	5,140	6,650	5,112
Net Income (Loss)	$(129,842)	$(406,480)	$210,987	$(78,397)
Net Income (Loss) per Share	$(1.30)	$(4.06)	$1.65	$(0.79)

	First Quarter 2012	Second Quarter 2012	Third Quarter 2012	Fourth Quarter 2012
Total Income (Loss)	$-	$(29,610)	$339,788	$(113,084)
Total Expenses	-	4,047	32,701	36,406
Expense Waivers	-	(3,181)	(25,996)	(30,139)
Net Expenses	-	866	6,705	6,267
Net Income (Loss)	$-	$(30,476)	$333,083	$(119,351)
Net Income (Loss) per Share	$-	$(0.30)	$2.97	$(1.20)

NOTE 9 – FAIR VALUE OF FINANCIAL INSTRUMENTS

The Trust and each Trust Series value their investments in accordance with Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurement. The changes to past practice resulting from the application of ASC 820 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurement. ASC 820 establishes a fair value hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Trust and each Trust Series (observable inputs) and (2) the Trust’s and each Trust Series’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the ASC 820 hierarchy are as follows:

Level I – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level II – Inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly. Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

Level III – Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

In some instances, the inputs used to measure fair value might fall within different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of USCI’s securities at December 31, 2013 using the fair value hierarchy:

At December 31, 2013	Total	Level I	Level II	Level III
Short-Term Investments	$325,142,075	$325,142,075	$–	$–
Exchange-Traded Futures Contracts
Foreign Contracts	6,218,462	6,218,462	–	–
United States Contracts	4,571,285	4,571,285	–	–

During the year ended December 31, 2013, there were no transfers between Level I and Level II.

The following table summarizes the valuation of USCI’s securities at December 31, 2012 using the fair value hierarchy:

At December 31, 2012	Total	Level I	Level II	Level III
Short-Term Investments	$435,149,105	$435,149,105	$–	$–
Exchange-Traded Futures Contracts
Foreign Contracts	2,901,485	2,901,485	–	–
United States Contracts	(8,122,385)	(8,122,385)	–	–

During the year ended December 31, 2012, there were no transfers between Level I and Level II.

The following table summarizes the valuation of CPER’s securities at December 31, 2013 using the fair value hierarchy:

At December 31, 2013	Total	Level I	Level II	Level III
Short-Term Investments	$1,599,705	$1,599,705	$–	$–
Exchange-Traded Futures Contracts
United States Contracts	130,163	130,163	–	–

During the year ended December 31, 2013, there were no transfers between Level I and Level II.

The following table summarizes the valuation of CPER’s securities at December 31, 2012 using the fair value hierarchy:

At December 31, 2012	Total	Level I	Level II	Level III
Short-Term Investments	$2,149,689	$2,149,689	$–	$–
Exchange-Traded Futures Contracts
United States Contracts	6,575	6,575	–	–

During the year ended December 31, 2012, there were no transfers between Level I and Level II.

The following table summarizes the valuation of USAG’s securities at December 31, 2013 using the fair value hierarchy:

At December 31, 2013	Total	Level I	Level II	Level III
Short-Term Investments	$1,499,678	$1,499,678	$–	$–
Exchange-Traded Futures Contracts
Foreign Contracts	2,216	2,216	–	–
United States Contracts	(46,749)	(46,749)	–	–

During the year ended December 31, 2013, there were no transfers between Level I and Level II.

The following table summarizes the valuation of USAG’s securities at December 31, 2012 using the fair value hierarchy:

At December 31, 2012	Total	Level I	Level II	Level III
Short-Term Investments	$2,199,688	$2,199,688	$–	$–
Exchange-Traded Futures Contracts
Foreign Contracts	(31,470)	(31,470)	–	–
United States Contracts	(87,685)	(87,685)	–	–

During the year ended December 31, 2012, there were no transfers between Level I and Level II.

The following table summarizes the valuation of USMI’s securities at December 31, 2013 using the fair value hierarchy:

At December 31, 2013	Total	Level I	Level II	Level III
Short-Term Investments	$1,199,914	$1,199,914	$–	$–
Exchange-Traded Futures Contracts
Foreign Contracts	(12,610)	(12,610)	–	–
United States Contracts	(33,683)	(33,683)	–	–

During the year ended December 31, 2013, there were no transfers between Level I and Level II.

The following table summarizes the valuation of USMI’s securities at December 31, 2012 using the fair value hierarchy:

At December 31, 2012	Total	Level I	Level II	Level III
Short-Term Investments	$2,349,792	$2,349,792	$–	$–
Exchange-Traded Futures Contracts
Foreign Contracts	77,393	77,393	–	–
United States Contracts	(31,335)	(31,335)	–	–

During the year ended December 31, 2012, there were no transfers between Level I and Level II.

The Trust and each Trust Series have adopted the provisions of Accounting Standards Codification 815 —Derivatives and Hedging, which require presentation of qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts and gains and losses on derivatives.

Fair Value of Derivative Instruments Held by USCI

	Statements
Derivatives not	of	Fair Value	Fair Value
Accounted for	Financial	At	At
as Hedging	Condition	December 31,	December 31,
Instruments	Location	2013	2012
Futures - Commodity Contracts	Assets	$10,789,747	$(5,220,900)

Fair Value of Derivative Instruments Held by CPER

	Statements
Derivatives not	of	Fair Value	Fair Value
Accounted for	Financial	At	At
as Hedging	Condition	December 31,	December 31,
Instruments	Location	2013	2012
Futures - Commodity Contracts	Assets	$130,163	$6,575

Fair Value of Derivative Instruments Held by USAG

	Statements
Derivatives not	of	Fair Value	Fair Value
Accounted for	Financial	At	At
as Hedging	Condition	December 31,	December 31,
Instruments	Location	2013	2012
Futures - Commodity Contracts	Assets	$(44,533)	$(119,155)

Fair Value of Derivative Instruments Held by USMI

	Statements
Derivatives not	of	Fair Value	Fair Value
Accounted for	Financial	At	At
as Hedging	Condition	December 31,	December 31,
Instruments	Location	2013	2012
Futures - Commodity Contracts	Assets	$(46,293)	$46,058

The Effect of Derivative Instruments on the Statements of Operations of USCI

		For the year ended		For the year ended		For the year ended
		December 31, 2013		December 31, 2012		December 31, 2011
			Change in		Change in		Change in
Derivatives	Location of	Realized	Unrealized	Realized	Unrealized	Realized	Unrealized
not Accounted	Gain or (Loss)	Gain or (Loss)	Gain or (Loss)	Gain or (Loss)	Gain or (Loss)	Gain or (Loss)	Gain or (Loss)
for as	on Derivatives	on Derivatives	on Derivatives	on Derivatives	on Derivatives	on Derivatives	on Derivatives
Hedging	Recognized	Recognized	Recognized	Recognized	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income	in Income	in Income	in Income	in Income

Futures - CommodityContracts	Realized gain (loss) on closed positions	$(32,839,247)		$(21,219,768)		$(33,381,967)
	Change in unrealized gain (loss) on open positions		$16,010,647		$17,755,792		$(30,394,009)

The Effect of Derivative Instruments on the Statements of Operations of CPER

		For the year ended		For the year ended		For the year ended
		December 31, 2013		December 31, 2012		December 31, 2011*
			Change in		Change in		Change in
Derivatives	Location of	Realized	Unrealized	Realized	Unrealized	Realized	Unrealized
not Accounted	Gain or (Loss)	Gain or (Loss)	Gain or (Loss)	Gain or (Loss)	Gain or (Loss)	Gain or (Loss)	Gain or (Loss)
for as	on Derivatives	on Derivatives	on Derivatives	on Derivatives	on Derivatives	on Derivatives	on Derivatives
Hedging	Recognized	Recognized	Recognized	Recognized	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income	in Income	in Income	in Income	in Income

Futures - Commodity Contracts	Realized gain (loss) on closed positions	$(355,825)		$64,937		$12,725
	Change in unrealized gain (loss) on open positions		$123,588		$68,588		$(62,013)

* The commencement of operations of CPER was November 15, 2011.

The Effect of Derivative Instruments on the Statements of Operations of USAG

		For the year ended		For the year ended		For the year ended
		December 31, 2013		December 31, 2012*		December 31, 2011
			Change in		Change in		Change in
Derivatives	Location of	Realized	Unrealized	Realized	Unrealized	Realized	Unrealized
not Accounted	Gain or (Loss)	Gain or (Loss)	Gain or (Loss)	Gain or (Loss)	Gain or (Loss)	Gain or (Loss)	Gain or (Loss)
for as	on Derivatives	on Derivatives	on Derivatives	on Derivatives	on Derivatives	on Derivatives	on Derivatives
Hedging	Recognized	Recognized	Recognized	Recognized	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income	in Income	in Income	in Income	in Income

Futures - Commodity Contracts	Realized gain (loss) on closed positions	$(327,353)		$330,608		$-
	Change in unrealized gain (loss) on open positions		$74,622		$(119,155)		$-

* The commencement of operations of USAG was April 13, 2012.

The Effect of Derivative Instruments on the Statements of Operations of USMI

		For the year ended		For the year ended		For the year ended
		December 31, 2013		December 31, 2012*		December 31, 2011
			Change in		Change in		Change in
Derivatives	Location of	Realized	Unrealized	Realized	Unrealized	Realized	Unrealized
not Accounted	Gain or (Loss)	Gain or (Loss)	Gain or (Loss)	Gain or (Loss)	Gain or (Loss)	Gain or (Loss)	Gain or (Loss)
for as	on Derivatives	on Derivatives	on Derivatives	on Derivatives	on Derivatives	on Derivatives	on Derivatives
Hedging	Recognized	Recognized	Recognized	Recognized	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income	in Income	in Income	in Income	in Income

Futures -Commodity Contracts	Realized gain (loss) on closed positions	$(291,259)		$148,423		$–
	Change in unrealized gain (loss) on open positions		$(92,351)		$46,058		$–

* The commencement of operations of USMI was June 19, 2012.

NOTE 10 – RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities.” The amendments in ASU No. 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU No. 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.

NOTE 11 – SUBSEQUENT EVENTS

The Trust and each Trust Series have performed an evaluation of subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.